UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22406

Mirae Asset Discovery Funds

(Exact name of registrant as specified in charter)

625 Madison Avenue, 3rd Floor, New York, NY 10022

(Address of principal executive offices)	(Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(212) 205-8300

Date of fiscal year end:	April 30

Date of reporting period:	April 30, 2020

Item 1.   Reports to Stockholders.

Mirae Asset Discovery Funds
Annual Report
April 30, 2020
Emerging Markets Fund
Asia Fund
Emerging Markets Great Consumer Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports, like this one, will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds or your financial intermediary electronically by contacting the Fund at 1-888-335-3417 or by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-888-335-3417 or by contacting your financial intermediary. Your election to receive reports in paper will apply to all Funds you hold in the Mirae fund complex and with your financial intermediary.

i

Shareholder Letter (unaudited)	April 30, 2020

Dear Shareholder,
Despite the significant market volatility in the last fiscal year, we are optimistic about the future for a number of reasons. First, as we approach our ten-year track record in September, we are encouraged to see that Mirae Asset’s dedication to our funds’ rigorous investment process, local due diligence, and concentrated portfolios has delivered positive returns for our investors since the inception of our funds*. We are enthusiastic about the next decade of growth opportunities for the firm. Second, unlike past global crises, emerging markets (EM) have shown relative resilience compared to other asset classes. We believe this shows progress, as the EM asset class continues to mature, opening the door to significant growth opportunities and increasingly less risk. Last, we believe we are well-positioned, both in regards to our funds and as a firm, to emerge from this crisis stronger than when we entered it. We have taken advantage of market dislocations to increase our core investments in an effort to potentially grow compounding returns for shareholders.
After delivering strong performance in 2019, EM equities pulled back in early 2020 and lost 11.65%(1) for the fiscal year. The initial positive performance came as the US and China stepped closer to, and eventually signed, a Phase 1 Trade agreement, which quelled concerns regarding a slowdown in global trade. Soon after, Asian markets were the first to feel the effects of Covid-19 and its associated impacts on both health and commerce. The virus quickly spread to developed markets (DM), creating a headwind for global demand and commodity prices, before expanding into the rest of EM. Despite this, EM equities showed resilience and only underperformed DM (as represented by the MSCI World Index) by 8.19%. We kept our focus on long-term structural stories and have taken advantage of dislocations between prices and fundamentals to increase our core positions.
We see a tremendous amount of both risks and opportunities ahead of us. On the bright side, we believe that EM economies and consumption should rebound quicker than their developed market peers. EM countries benefit from younger populations, warmer temperatures, and the prominent use of BCG** vaccinations — all of which have seen positive correlations versus lower Covid-19 fatality figures(2). Additionally, EM governments and central banks cannot keep their economies frozen while keeping their citizens (voters) happy as they do not have the strength of the US’ credit ratings or the ability to print money without restraint. This, in combination with the fact that 93% of the world’s informal employment comes from emerging and developing countries,(3) leads us to believe that EM citizens will be back working, earning, and eventually consuming sooner than the US and Europe. We have also seen unprecedented monetary and fiscal stimulus in the US, which are inflationary maneuvers that will likely weaken the US dollar and create a tailwind for EM equities. On the negative side, it appears that the US and China continue to disagree on their views regarding Hong Kong, Taiwan, and trade requirements. That said, our funds invest in domestic secular stories, and not on companies focused on exports.
With fundamentals still intact, we see any market pullback as a unique opportunity to build larger positions in high conviction companies. We continue to see a rare combination of attractive valuations, improving growth forecasts, and positive reform stories in EM economies. Our investment analysts continue to find quality management teams that appear to be focused on building sustainable businesses that take advantage of rising incomes, financial inclusion, changing spending patterns, and consumption. Overall, we are optimistic about the asset class and firmly believe that a selective and active investment strategy is essential for responsibly navigating the emerging markets.
Best regards,
Joon Hyuk Heo, CFA
President
Mirae Asset Discovery Funds
* The Funds may experience negative performance.
** BCG, or Bacille Calmette-Guerin, is a vaccine for tuberculosis (TB) disease.
MSCI World Index captures large and mid cap representation across 23 developed market countries.
There can be no guarantee that any strategy will be successful. All investing involves risk, including potential loss of principal.
Past performance does not guarantee future results. The performance data quoted represent past performance and current returns may be lower or higher. Share prices and investment returns fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. For periods more than one year, performance is annualized. For performance data as of the most recent month-end please call (888) 335-3417.

(1)   Source: MSCI, return from 5/1/2019 to 4/30/2020, shown in gross total return.
(2)   Source: JP Morgan Research, April 2020.
(3)   Source: International Labor Organization

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2020

Emerging Markets Fund
Manager Commentary
The Emerging Markets Fund (the “Fund”) — Class I Shares returned -15.12% for the period May 1, 2019 through April 30, 2020. During the same period, the Fund’s benchmark, the MSCI Emerging Markets Index, returned -11.65%.
On a sector basis, Energy was the leading contributor to Fund performance during the fiscal year due to both stock selection and allocation effects. Stock selection in Consumer Staples also had a positive impact. Consumer Discretionary was the largest detractor due to stock selection. With regards to country exposure, South Korea was the top contributor to performance due to stock selection. Stock selection and allocation effects in Indonesia also contributed to performance. Allocation effects in Taiwan had the biggest negative impact. On a stock level, the top contributors were SBI Life Insurance Company, TAL Education Group and Cia de Locacao das Americas. The biggest detractors were Lemon Tree Hotels, Banco do Brasil and Dalmia Bharat.
After showing steady performance for most of 2019, emerging market (EM) equities pulled back in early 2020 and fell into negative territory for the fiscal year. EM equities faced three significant headwinds. First, the uncertain environment stemming from negative trade rhetoric between the US and China. These headlines not only impacted exporters, but also created negative sentiment leading to lower confidence and capital spending. In addition, the geopolitical environment led to a flight to quality, creating a stronger US dollar, which held down EM currencies and assets prices. After reaching a US-China phase 1 trade deal in January, which allowed the market to temporarily refocus on fundamentals, EM faced the impacts associated with Covid-19. The virus challenged EM assets via both domestic lockdowns and a drop in global demand for energy and materials. This drop in demand came just as the OPEC+ pact fell apart and Saudi Arabia and Russia entered a price war leading to a significant plunge in oil prices, creating the third headwind for EM assets. However, we believe EM equities are well-positioned to rally in a post-Covid-19 world and remain focused on long-term structural stories.
Asian equities had a good start to the fiscal year. MSCI announced that it would raise China’s A-Share inclusion factor from 5% to 20%, which should attract flows as it increases China’s presence in Asian and global indices. China ended 2019 with strong performance amid the de-escalation of geopolitical risk with the US, but the world shifted its attention back to China in the beginning of 2020 with the outbreak of the coronavirus. To help support the economy, China implemented expansionary monetary and fiscal measures. Work resumption has gradually recovered, although many companies are still adopting work from home policies where possible. The impact from supply shocks have started to subside with manufacturing PMI rebounding strongly in March after it reached a record low in February. Fiscal expansion will likely be a key driver for the recovery in demand. Indian equities also saw a lockdown driven sell-off at the end of March. We believe the sell-off has made Indian equities more attractive as we assess the risk-reward opportunities, especially for high quality market consolidating companies. Demand for consumer staples, particularly in the personal and home hygiene space and preventive health and wellness products, has been robust. Similar to other countries, digital/contactless consumption such as e-commerce growth has also accelerated since the outbreak. Though plagued by trade concerns in 2019, Taiwan and South Korea effectively battled Covid-19 and moved through their lockdown periods faster than most global peers. Taiwan’s valuations remain expensive despite flat earnings revisions and an opaque trade picture for smartphone shipments. South Korea continues to boast increased server demand and robust growth of its digital economy. In the ASEAN region, central banks in Thailand, Singapore and Indonesia loosened monetary policy due to sluggish domestic demand and a slump in both consumer and business confidence. Overall, we see bright prospects in Asia via asset light tech platforms in China, attractive valuations behind a powerful structural story in India, supply chain growth in the ASEAN region, and market friendly monetary policy across the region.
Latin America and EEMEA (Eastern Europe, the Middle East and Africa) equity markets were significantly impacted as the largest economies in these two regions had notable exposure to natural resources and therefore suffered from steep drops in demand and prices for oil, copper and iron ore. Brazil had some of the best regional returns in 2019, but then suffered in the first quarter of 2020. Initial positive performance came from a market-friendly government moving forward with necessary fiscal reforms. The market then sold off due to a combination of political gridlock, lower commodity prices, and low interest rates that no longer supported a carry trade. Russian corporates posted relatively strong performance despite lower oil prices, due to conservative balance sheets and a strong economic backdrop. South Africa and Saudi Arabia were also negatively impacted with lower commodity prices and growing fiscal deficits putting pressure on their currencies.
Looking forward, we believe the Fund is well positioned to navigate risks and to take advantage of investment opportunities. US-China conflict remains a key risk, but we maintain focused on domestic secular stories that may provide a buffer to international trade tensions. In regard to Covid-19, we expect to see EM countries opening their economies sooner and faster than their developed market counterparts. In addition, the unprecedented monetary and fiscal stimulus in the US act as inflationary maneuvers that will ultimately weaken the US dollar and create a tailwind for EM equities, in our view.
Association of Southeast Asia Nations (ASEAN) is the organization of countries in Southeast Asia set up to promote cultural, economic and political development in the region.
Carry Trade is a trading strategy that involves borrowing currency at a low-interest rate and re-investing in a currency with a higher rate of return.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2020

China A-shares are the stock shares of mainland China-based companies that trade on the two Chinese stock exchanges, the Shanghai Stock Exchange and the Shenzhen Stock Exchange.
MSCI Emerging Markets Index captures large and mid cap representation across 26 emerging market countries.
OPEC+ is an alliance between the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC producers to rebalance the oil market.
Purchasing Managers’ Index (PMI) is an indicator of the economic health of the manufacturing sector. The PMI Index is based on five major indicators: new orders, inventory levels, production, supplier deliveries and the employment environment
Past performance does not guarantee future results. The performance data quoted represent past performance and current returns may be lower or higher. The performance quoted reflects fee waivers or expense reimbursements in effect and would have been lower in their absence. Share prices and investment returns fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. For periods more than one year, performance is annualized. For performance data as of the most recent month-end please call (888) 335-3417.
Risk Factors
Market Turbulence Resulting from Covid-19 — The outbreak of Covid-19 has negatively affected the worldwide economy, individual countries, individual companies and the market in general. The future impact of Covid-19 is currently unknown, and it may exacerbate other risks that apply to the Fund.
Equity Securities Risk — Equity securities are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Emerging Market Risk — Investing may be subject to additional economic, legal, political, liquidity, and currency risks not associated with more developed countries.
Foreign Securities Risk — Foreign investments may be subject to different and, in some cases, less stringent regulatory and disclosure standards than US investments. Political concerns, fluctuations in foreign currencies and differences in taxation, trading, settlement, custodial and other operational practices may result in foreign investments being more volatile and less liquid than US investments.
Geographic Concentration Risk — A small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic or regulatory developments in that country or region.
You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.
There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2020

Emerging Markets Fund
INVESTMENT OBJECTIVE
The Emerging Markets Fund (“the Fund”) seeks to achieve long-term capital growth.
FUND PERFORMANCE (AS OF 4/30/20)
	Average Annual Total Returns			Expense Ratios(a)
	One Year	Five Year	Since Inception (9/24/10)	Gross	Net
Class A (MALGX)	-15.29%	-0.24%	0.83%	1.87%	1.40%
Class A (with sales charge)(b)	-20.16%	-1.42%	0.21%	1.87%	1.40%
Class C (MCLGX)	-15.94%	-1.04%	0.05%	2.69%	2.15%
Class C (with sales charge)(c)	-16.79%	-1.04%	0.05%	2.69%	2.15%
Class I (MILGX)	-15.12%	-0.03%	1.07%	1.66%	1.15%
MSCI Emerging Markets Index(d)	-11.65%	0.28%	1.38%
HYPOTHETICAL GROWTH OF A $10,000 INVESTMENT*
*
The chart represents historical performance of a hypothetical investment of  $10,000 in the Emerging Markets Fund and reflects the reinvestment of dividends and capital gains in the Fund.

(a)
The gross expense ratios reflect the expense ratios as reported in the Fund’s Prospectus dated August 28, 2019. However, the Fund’s investment manager has agreed to contractual waivers in effect through August 31, 2020, which will continue in effect for annual periods ending on August 31 unless terminated by the Fund’s investment manager not less than 30 days prior to the then annual period, and has agreed to limit total annual fund operating expenses to the net expense ratios shown. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of April 30, 2020 can be found in the financial highlights.

(b)
Reflects the 5.75% maximum sales charge.

(c)
Reflects the 1.00% maximum deferred sales charge.

(d)
MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It is not possible to invest directly in an index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee waivers or reimbursements during the applicable periods. If such fee waivers or reimbursements had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call (888) 335-3417 or visit http://investments.miraeasset.us.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2020

Asia Fund
Manager Commentary
The Asia Fund (the “Fund”) — Class I Shares returned -11.06% for the period May 1, 2019 through April 30, 2020. During the same period, the Fund’s benchmark index, the MSCI AC Asia ex-Japan Index, returned -7.17%.
On a sector basis, Industrials and Financials were the leading contributors to Fund performance during the fiscal year due to stock selection and allocation effects. Consumer Discretionary was the largest detractor mainly due to stock selection. With regards to country exposure, South Korea was the top contributor to performance mainly due to stock selection. Stock selection and allocation effects in Indonesia also had a positive impact. India was the largest detractor due to stock selection and allocation effects. On a stock level, the top contributors were SBI Life Insurance Company, TAL Education Group and Shanghai International Airport. The biggest detractors were Lemon Tree Hotels, Dalmia Bharat and Gail India.
Asian equities had a good start to the fiscal year. MSCI announced that it would raise China’s A-Share inclusion factor from 5% to 20%, which should attract flows as it increases China’s presence in Asian and global indices. China ended 2019 with strong performance amid the de-escalation of geopolitical risk with the US, but the world shifted its attention back to China in the beginning of 2020 with the outbreak of the coronavirus. To help support the economy, China implemented expansionary monetary and fiscal measures. Work resumption has gradually recovered, although many companies are still adopting work from home policies where possible. The impact from supply shocks have started to subside with manufacturing PMI rebounding strongly in March after it reached a record low in February. Fiscal expansion will likely be a key driver for the recovery in demand. The initial stimulus saw 40 cities across China distribute consumption coupons/vouchers to promote spending. In addition, the Chinese government is focusing on infrastructure spending to help boost GDP.
In India, Prime Minister Modi and the Bharatiya Janata Party (BJP) won a decisive re-election in May 2019. The win set the stage for the Modi government to pursue further economic changes such as labor-enhancing reforms, lifting the investment cycle and boosting domestic manufacturing. In the second half of 2019, we saw underlying demand trends improving as volume growth rates began to normalize. However, with the global spread of Covid-19, Indian equities experienced a mass market sell-off due to lockdown measures introduced at the end of March. We believe the sell-off has made Indian equities more attractive as we assess the risk-reward opportunities, especially for high quality market consolidating companies. Demand for consumer staples, particularly in the personal and home hygiene space and preventive health and wellness products, has been robust. Similar to other countries, digital/contactless consumption such as e-commerce growth has also accelerated since the outbreak.
In the rest of Asia, Taiwan’s valuations remain expensive despite flat earnings revisions and an opaque trade picture for smartphone shipments. We are positive on South Korea as a result of strong server demand and a sharp growth in the digital economy. In the ASEAN region, central banks in Thailand, Singapore and Indonesia loosened monetary policy due to sluggish domestic demand and a slump in both consumer and business confidence. Covid-19 caused governments across the region to close borders and implement lockdown measures, and its equity markets were hit particularly hard in the first quarter of 2020. As companies look to potentially divest from China due to trade war ambiguities, we believe these markets should benefit when risk aversion normalizes.
Association of Southeast Asia Nations (ASEAN) is the organization of countries in Southeast Asia set up to promote cultural, economic and political development in the region.
China A-shares are the stock shares of mainland China-based companies that trade on the two Chinese stock exchanges, the Shanghai Stock Exchange and the Shenzhen Stock Exchange.
Gross Domestic Product (GDP) is the monetary value of all the finished goods and services produced within a country’s borders in a specific time period.
MSCI AC Asia ex-Japan Index captures large and mid cap representation across 4 of 5 Developed Markets countries (excluding Japan) and 9 Emerging Markets countries in the Asia Pacific region.
Purchasing Managers’ Index (PMI) is an indicator of the economic health of the manufacturing sector. The PMI Index is based on five major indicators: new orders, inventory levels, production, supplier deliveries and the employment environment.
Past performance does not guarantee future results. The performance data quoted represent past performance and current returns may be lower or higher. The performance quoted reflects fee waivers or expense reimbursements in effect and would have been lower in their absence. Share prices and investment returns fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. For periods more than one year, performance is annualized. For performance data as of the most recent month-end please call (888) 335-3417.
Risk Factors
Market Turbulence Resulting from Covid-19 — The outbreak of Covid-19 has negatively affected the worldwide economy, individual countries, individual companies and the market in general. The future impact of Covid-19 is currently unknown, and it may exacerbate other risks that apply to the Fund.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2020

Equity Securities Risk — Equity securities are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Emerging Market Risk — Investing may be subject to additional economic, legal, political, liquidity, and currency risks not associated with more developed countries.
Foreign Securities Risk — Foreign investments may be subject to different and, in some cases, less stringent regulatory and disclosure standards than US investments. Political concerns, fluctuations in foreign currencies and differences in taxation, trading, settlement, custodial and other operational practices may result in foreign investments being more volatile and less liquid than US investments.
Geographic Concentration Risk — A small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic or regulatory developments in that country or region.
You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.
There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2020

Asia Fund
INVESTMENT OBJECTIVE
The Asia Fund (“the Fund”) seeks to achieve long-term capital growth.
FUND PERFORMANCE (AS OF 4/30/20)
	Average Annual Total Returns			Expense Ratios(a)
	One Year	Five Year	Since Inception (9/24/10)	Gross	Net
Class A (MALAX)	-11.25%	-0.32%	3.22%	2.02%	1.40%
Class A (with sales charge)(b)	-16.32%	-1.50%	2.58%	2.02%	1.40%
Class C (MCLAX)	-11.94%	-1.07%	2.45%	2.76%	2.15%
Class C (with sales charge)(c)	-12.82%	-1.07%	2.45%	2.76%	2.15%
Class I (MILAX)	-11.06%	-0.09%	3.48%	1.75%	1.15%
MSCI All Country Asia ex-Japan Index(d)	-7.17%	1.96%	4.21%
HYPOTHETICAL GROWTH OF A $10,000 INVESTMENT*
*
The chart represents historical performance of a hypothetical investment of  $10,000 in the Asia Fund and reflects the reinvestment of dividends and capital gains in the Fund.

(a)
The gross expense ratios reflect the expense ratios as reported in the Fund’s Prospectus dated August 28, 2019. However, the Fund’s investment manager has agreed to contractual waivers in effect through August 31, 2020, which will continue in effect for annual periods ending on August 31 unless terminated by the Fund’s investment manager not less than 30 days prior to the then annual period, and has agreed to limit total annual fund operating expenses to the net expense ratios shown. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of April 30, 2020 can be found in the financial highlights.

(b)
Reflects the 5.75% maximum sales charge.

(c)
Reflects the 1.00% maximum deferred sales charge.

(d)
MSCI All Country Asia ex-Japan Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance in the Asia region excluding Japan. It is not possible to invest directly in an index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee waivers or reimbursements during the applicable periods. If such fee waivers or reimbursements had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call (888) 335-3417 or visit http://investments.miraeasset.us.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2020

Emerging Markets Great Consumer Fund
Manager Commentary
The Emerging Markets Great Consumer Fund (the “Fund”) — Class I Shares outperformed the Fund’s benchmark, the MSCI Emerging Markets Index, for the period May 1, 2019 through April 30, 2020. The Fund returned -0.23% whereas the benchmark fell -11.65%.
On a sector basis, Consumer Staples and Health Care were the leading contributors to the Fund’s outperformance during the fiscal year due to strong stock selection and allocation effects. Information Technology was the largest detractor due to both stock selection and allocation effects. With regards to country exposure, Hong Kong and China were the top contributors to relative performance due to both stock selection and allocation effects. Taiwan was the largest detractor mainly due to allocation effects. On a stock level, the top contributors were China Feihe, Foshan Haitian and Nestle India. The biggest detractors were Alibaba Group Holding, Banco do Brasil and Jollibee Foods.
After showing steady performance for most of 2019, emerging market (EM) equities pulled back in early 2020 and fell into negative territory for the fiscal year. EM equities faced three significant headwinds. First, the uncertain environment stemming from negative trade rhetoric between the US and China. These headlines not only impacted exporters, but also created negative sentiment leading to lower confidence and capital spending. In addition, the geopolitical environment led to a flight to quality, creating a stronger US dollar, which held down EM currencies and assets prices. After reaching a US-China phase 1 trade deal in January, which allowed the market to temporarily refocus on fundamentals, EM faced the impacts associated with Covid-19. The virus challenged EM assets via both domestic lockdowns and a drop in global demand for energy and materials. This drop in demand came just as the OPEC+ pact fell apart and Saudi Arabia and Russia entered a price war leading to a significant plunge in oil prices, creating the third headwind for EM assets. However, we believe EM equities are well-positioned to rally in a post-Covid-19 world and remain focused on long-term structural stories.
Asian equities had a good start to the fiscal year. MSCI announced that it would raise China’s A-Share inclusion factor from 5% to 20%, which should attract flows as it increases China’s presence in Asian and global indices. China ended 2019 with strong performance amid the de-escalation of geopolitical risk with the US, but the world shifted its attention back to China in the beginning of 2020 with the outbreak of the coronavirus. To help support the economy, China implemented expansionary monetary and fiscal measures. Work resumption has gradually recovered, although many companies are still adopting work from home policies where possible. The impact from supply shocks have started to subside with manufacturing PMI rebounding strongly in March after it reached a record low in February. Looking forward, we believe consumption will be a main driver of growth in China with further support from the government. Covid-19 has led to changes in consumer behavior, which we believe will benefit online industries including e-commerce, online education, gaming and entertainment. We expect that Indian consumption will likely remain sluggish amid the Covid-19 outbreak. Indian equities also saw a lockdown driven sell-off at the end of March. We believe the sell-off has made Indian equities more attractive as we assess the risk-reward opportunities, especially for high quality market consolidating companies. Demand for consumer staples, particularly in the personal and home hygiene space and preventive health and wellness products, has been robust. Similar to other countries, digital/contactless consumption such as e-commerce growth has also accelerated since the outbreak. In the medium to long-term, we maintain our view that there is an immense opportunity in the Indian consumption growth story. In South Korea, domestic consumption is dampened by high household debt and slowing wages. As such, we continue to maintain an underweight to South Korea. Central banks in the ASEAN region loosened monetary policy due to sluggish domestic demand and a slump in both consumer and business confidence. However, we are starting to see positive consumption trends emerge in the ASEAN region. Overall, we see bright prospects in Asia via leading companies that focus on consumption in China, attractive valuations behind a powerful structural story in India, supply chain growth in the ASEAN region, and market friendly monetary policy across the region.
Latin America and EEMEA (Eastern Europe, the Middle East and Africa) equity markets were significantly impacted as the largest economies in these two regions had notable exposure to natural resources and therefore suffered from steep drops in demand and prices for oil, copper, and iron ore. Brazil had some of the best regional returns in 2019, but then suffered in the first quarter of 2020. Initial positive performance came from a market-friendly government moving forward with necessary fiscal reforms. The market then sold off due to a combination of political gridlock, lower commodity prices, and low interest rates that no longer supported a carry trade. Russian corporates posted relatively strong performance despite lower oil prices, due to conservative balance sheets and a strong economic backdrop. South Africa and Saudi Arabia were also negatively impacted with lower commodity prices and growing fiscal deficits putting pressure on their currencies.
Looking forward, we believe the Fund is well positioned to navigate risks and to take advantage of investment opportunities. US-China conflict remains a key risk, but we maintain focused on domestic secular stories that may provide a buffer to international trade tensions. In regard to Covid-19, we expect to see the EM countries opening their economies sooner and faster than their developed market counterparts. In addition, the unprecedented monetary and fiscal stimulus in the US act as inflationary maneuvers that will ultimately weaken the US dollar and create a tailwind for EM equities, in our view.
Association of Southeast Asia Nations (ASEAN) is the organization of countries in Southeast Asia set up to promote cultural, economic and political development in the region.
Carry Trade is a trading strategy that involves borrowing currency at a low-interest rate and re-investing in a currency with a higher rate of return.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2020

China A-shares are the stock shares of mainland China-based companies that trade on the two Chinese stock exchanges, the Shanghai Stock Exchange and the Shenzhen Stock Exchange.
MSCI Emerging Markets Index captures large and mid cap representation across 26 emerging market countries.
OPEC+ is an alliance between the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC producers to rebalance the oil market.
Purchasing Managers’ Index (PMI) is an indicator of the economic health of the manufacturing sector. The PMI Index is based on five major indicators: new orders, inventory levels, production, supplier deliveries and the employment environment
Past performance does not guarantee future results. The performance data quoted represent past performance and current returns may be lower or higher. The performance quoted reflects fee waivers or expense reimbursements in effect and would have been lower in their absence. Share prices and investment returns fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. For periods more than one year, performance is annualized. For performance data as of the most recent month-end please call (888) 335-3417.
Risk Factors
Market Turbulence Resulting from Covid-19 — The outbreak of Covid-19 has negatively affected the worldwide economy, individual countries, individual companies and the market in general. The future impact of Covid-19 is currently unknown, and it may exacerbate other risks that apply to the Fund.
Equity Securities Risk — Equity securities are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Emerging Market Risk — Investing may be subject to additional economic, legal, political, liquidity, and currency risks not associated with more developed countries.
Foreign Securities Risk — Foreign investments may be subject to different and, in some cases, less stringent regulatory and disclosure standards than US investments. Political concerns, fluctuations in foreign currencies and differences in taxation, trading, settlement, custodial and other operational practices may result in foreign investments being more volatile and less liquid than US investments.
Geographic Concentration Risk — A small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic or regulatory developments in that country or region.
You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.
There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2020

Emerging Markets Great Consumer Fund
INVESTMENT OBJECTIVE
The Emerging Markets Great Consumer Fund (“the Fund”) seeks to achieve long-term capital growth.
FUND PERFORMANCE (AS OF 4/30/20)
	Average Annual Total Returns			Expense Ratios(a)
	One Year	Five Year	Since Inception (9/24/10)	Gross	Net
Class A (MECGX)	-0.50%	2.76%	4.78%	1.66%	1.40%
Class A (with sales charge)(b)	-6.24%	1.55%	4.14%	1.66%	1.40%
Class C (MCCGX)	-1.24%	1.99%	3.99%	2.41%	2.15%
Class C (with sales charge)(c)	-2.22%	1.99%	3.99%	2.41%	2.15%
Class I (MICGX)	-0.23%	3.02%	5.04%	1.41%	1.15%
MSCI Emerging Markets Index(d)	-11.65%	0.28%	1.38%
HYPOTHETICAL GROWTH OF A $10,000 INVESTMENT*
*
The chart represents historical performance of a hypothetical investment of  $10,000 in the Emerging Markets Great Consumer Fund and reflects the reinvestment of dividends and capital gains in the Fund.

(a)
The gross expense ratios reflect the expense ratios as reported in the Fund’s Prospectus dated August 28, 2019. However, the Fund’s investment manager has agreed to contractual waivers in effect through August 31, 2020, which will continue in effect for annual periods ending on August 31 unless terminated by the Fund’s investment manager not less than 30 days prior to the then annual period, and has agreed to limit total annual fund operating expenses to the net expense ratios shown. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of April 30, 2020 can be found in the financial highlights.

(b)
Reflects the 5.75% maximum sales charge.

(c)
Reflects the 1.00% maximum deferred sales charge.

(d)
MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It is not possible to invest directly in an index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee waivers or reimbursements during the applicable periods. If such fee waivers or reimbursements had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call (888) 335-3417 or visit http://investments.miraeasset.us.

Mirae Asset Discovery Funds Expense Examples (unaudited)

As a Fund shareholder, you may incur three types of costs: (1) transaction costs, including wire redemption fees and sales charges, as applicable; (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and (3) other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
These examples are based on an investment of  $1,000 invested at November 1, 2019 and held for the entire period from November 1, 2019 through April 30, 2020.
The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund and share class in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your expenses would have been higher.
Fund		Beginning Account Value 11/1/19	Actual Ending Account Value 4/30/20	Hypothetical Ending Account Value 4/30/20	Actual Expenses Paid During Period 11/1/19 – 4/30/20(1)	Hypothetical Expenses Paid During Period 11/1/19 – 4/30/20(1)	Annualized Expense Ratio During Period 11/1/19 – 4/30/20
Emerging Markets Fund	Class A	$1,000.00	$837.70	$1,017.90	$6.40	$7.02	1.40%
	Class C	1,000.00	834.40	1,014.17	9.81	10.77	2.15%
	Class I	1,000.00	838.20	1,019.14	5.26	5.77	1.15%
Asia Fund	Class A	1,000.00	875.70	1,017.90	6.53	7.02	1.40%
	Class C	1,000.00	872.40	1,014.17	10.01	10.77	2.15%
	Class I	1,000.00	876.30	1,019.14	5.36	5.77	1.15%
Emerging Markets Great Consumer Fund	Class A	1,000.00	955.00	1,017.90	6.81	7.02	1.40%
	Class C	1,000.00	951.20	1,014.17	10.43	10.77	2.15%
	Class I	1,000.00	956.60	1,019.14	5.59	5.77	1.15%

(1)
Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by 182/366 (to reflect the one-half year period).

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Emerging Markets Fund	April 30, 2020

	Shares	Value
Common Stocks (97.3%)
3SBio, Inc.* (Biotechnology)	236,000	$238,894
AIA Group Ltd. (Insurance)	63,600	578,931
AL Rajhi Bank (Banks)	51,069	777,521
Alibaba Group Holding Ltd. ADR* (Internet & Direct Marketing Retail)	11,531	2,336,987
Alsea SAB de CV* (Hotels, Restaurants & Leisure)	384,181	315,458
Azul SA ADR* (Airlines)	44,500	425,420
Banco do Brasil SA (Banks)	76,635	399,329
CCC SA (Textiles, Apparel & Luxury Goods)	28,800	359,931
CD Projekt SA (Entertainment)	4,600	396,720
China Overseas Land & Investment Ltd. (Real Estate Management & Development)	262,000	944,387
China Petroleum & Chemical Corp. (Oil, Gas & Consumable Fuels)	1,614,000	803,517
China Resources Gas Group Ltd. (Gas Utilities)	102,000	571,314
Cipla Ltd. (Pharmaceuticals)	115,056	898,074
Clicks Group Ltd. (Food & Staples Retailing)	22,500	280,240
Credicorp Ltd. (Banks)	3,300	491,766
CSPC Pharmaceutical Group Ltd. (Pharmaceuticals)	254,000	495,252
Dabur India Ltd. (Personal Products)	99,762	646,757
Dalmia Bharat Ltd. (Construction Materials)	96,233	664,607
Detsky Mir PJSC (Specialty Retail)	418,791	495,673
DLF Ltd. (Real Estate Management & Development)	328,301	635,013
FirstRand Ltd. (Diversified Financial Services)	128,195	280,082
Gail India Ltd. (Gas Utilities)	592,380	748,249
Grupo Financiero Banorte Sab de CV (Banks)	174,900	479,051
Guangzhou Baiyun International Airport Co. Ltd., Class A (Transportation Infrastructure)	285,675	628,514
Halyk Savings Bank of Kazakhstan JSC GDR* (Banks)	42,500	382,500
HDFC Bank Ltd. (Banks)	74,766	987,828
ICICI Bank Ltd. (Banks)	353,437	1,767,781
IHH Healthcare Berhad (Health Care Providers & Services)	458,000	556,931
Industrial & Commerical Bank of China Ltd., H Shares (Banks)	1,088,000	730,377
KAZ Minerals PLC (Metals & Mining)	140,962	735,973
Lemon Tree Hotels Ltd.* (Hotels, Restaurants & Leisure)	1,224,474	284,110
Li-Ning Co. Ltd. (Textiles, Apparel & Luxury Goods)	262,500	821,812
Lojas Renner SA (Multiline Retail)	84,600	598,928
Meituan Dianping, Class B* (Internet & Direct Marketing Retail)	86,600	1,150,416
MercadoLibre, Inc.* (Internet & Direct Marketing Retail)	1,054	615,020
Mr. Price Group Ltd. (Specialty Retail)	53,231	371,605
Narayana Hrudayalaya Ltd. (Health Care Providers & Services)	189,559	701,722
New Oriental Education & Technology Group, Inc. ADR* (Diversified Consumer Services)	6,343	809,747
	Shares	Value
Novatek PJSC GDR (Oil, Gas & Consumable Fuels)	4,600	$645,840
Phu Nhuan Jewelry JSC (Textiles, Apparel & Luxury Goods)	225,970	548,817
Ping An Insurance (Group) Co. of China Ltd., H Shares (Insurance)	54,000	547,561
Prosus NV* (Internet & Direct Marketing Retail)	14,301	1,084,022
Raia Drogasil SA (Food & Staples Retailing)	28,800	558,170
Reliance Industries Ltd. (Oil, Gas & Consumable Fuels)	62,532	1,213,434
Rumo SA* (Road & Rail)	251,027	909,585
Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	32,047	1,116,137
Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	47,101	1,940,975
Samsung SDI Co. Ltd. (Electronic Equipment, Instruments & Components)	1,896	455,394
Sberbank of Russia PJSC ADR (Banks)	69,130	736,581
SBI Life Insurance Co. Ltd.* (Insurance)	112,397	1,074,472
Security Bank Corp. (Banks)	325,660	660,618
Shinhan Financial Group Co. Ltd. (Banks)	29,730	739,313
Singapore Telecommunications Ltd. (Diversified Telecommunication Services)	320,100	637,133
SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	8,160	555,301
Suzano SA* (Paper & Forest Products)	81,200	587,254
Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	93,000	934,868
TAL Education Group ADR* (Diversified Consumer Services)	9,736	527,594
Tencent Holdings Ltd. (Interactive Media & Services)	65,700	3,485,679
Tencent Music Entertainment Group ADR* (Entertainment)	76,177	869,180
Titan Co. Ltd. (Textiles, Apparel & Luxury Goods)	40,936	527,409
Tonghua Dongbao Pharmaceutical Co. Ltd. (Pharmaceuticals)	397,731	706,204
Universal Robina Corp. (Food Products)	431,210	1,053,724
Vietnam Technological & Commercial Joint Stock Bank* (Banks)	803,880	590,180
Vipshop Holdings Ltd. ADR* (Internet & Direct Marketing Retail)	33,760	537,797
Wal-Mart de Mexico Sab de CV (Food & Staples Retailing)	203,800	492,133
Yandex NV, Class A* (Interactive Media & Services)	17,780	671,728
TOTAL COMMON STOCKS (Cost $55,242,879)		49,813,540
TOTAL INVESTMENTS (Cost $55,242,879) – 97.3%		49,813,540
Other Net Assets (Liabilities) – 2.7%		1,374,841
NET ASSETS — 100.0%		$51,188,381

*
Non-income producing security

ADR
American Depositary Receipt

GDR
Global Depositary Receipt

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Emerging Markets Fund	April 30, 2020

The Emerging Markets Fund invested in the following industries as of April 30, 2020:
	Value	% of Net Assets
Airlines	$425,420	0.8%
Banks	8,742,845	16.8%
Biotechnology	238,894	0.5%
Construction Materials	664,607	1.3%
Diversified Consumer Services	1,337,341	2.6%
Diversified Financial Services	280,082	0.5%
Diversified Telecommunication Services	637,133	1.2%
Electronic Equipment, Instruments & Components	455,394	0.9%
Entertainment	1,265,900	2.5%
Food & Staples Retailing	1,330,543	2.6%
Food Products	1,053,724	2.0%
Gas Utilities	1,319,563	2.6%
Health Care Providers & Services	1,258,653	2.5%
Hotels, Restaurants & Leisure	599,568	1.2%
Insurance	2,200,964	4.3%
Interactive Media & Services	4,157,407	8.1%
Internet & Direct Marketing Retail	5,724,242	11.2%
Metals & Mining	735,973	1.4%
Multiline Retail	598,928	1.2%
Oil, Gas & Consumable Fuels	2,662,791	5.3%
Paper & Forest Products	587,254	1.1%
Personal Products	646,757	1.3%
Pharmaceuticals	2,099,530	4.2%
Real Estate Management & Development	1,579,400	3.1%
Road & Rail	909,585	1.8%
Semiconductors & Semiconductor Equipment	1,490,169	2.9%
Specialty Retail	867,278	1.8%
Technology Hardware, Storage & Peripherals	3,057,112	6.0%
Textiles, Apparel & Luxury Goods	2,257,969	4.4%
Transportation Infrastructure	628,514	1.2%
Other Net Assets	1,374,841	2.7%
Total	$51,188,381	100.0%
The Emerging Markets Fund invested in securities with exposure to the following countries as of April 30, 2020:
	Value	% of Net Assets
Argentina	$615,020	1.2%
Brazil	3,478,686	6.8%
China	14,194,279	27.8%
Hong Kong	2,589,884	5.1%
India	10,149,456	19.9%
Kazakstan	382,500	0.7%
Mexico	1,286,642	2.5%
Netherlands	1,084,022	2.1%
Peru	491,766	1.0%
Philippines	1,714,342	3.3%
Poland	756,651	1.5%
Russia	2,549,822	5.0%
Saudi Arabia	777,521	1.5%
Singapore	637,133	1.2%
South Africa	931,927	1.8%
South Korea	5,364,051	10.5%
Taiwan	934,868	1.8%
United Kingdom	735,973	1.4%
Vietnam	1,138,997	2.2%
Other Net Assets	1,374,841	2.7%
Total	$51,188,381	100.0%

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Asia Fund	April 30, 2020

	Shares	Value
Common Stocks (97.9%)
3SBio, Inc.* (Biotechnology)	128,500	$130,076
AIA Group Ltd. (Insurance)	28,200	256,696
Alibaba Group Holding Ltd. ADR* (Internet & Direct Marketing Retail)	4,867	986,394
Apollo Hospitals Enterprise Ltd. (Health Care Providers & Services)	14,028	256,728
China Overseas Land & Investment Ltd. (Real Estate Management & Development)	114,000	410,916
China Petroleum & Chemical Corp. (Oil, Gas & Consumable Fuels)	696,000	346,498
China Resources Gas Group Ltd. (Gas Utilities)	38,000	212,843
Cipla Ltd. (Pharmaceuticals)	49,881	389,348
CSPC Pharmaceutical Group Ltd. (Pharmaceuticals)	122,000	237,877
Dabur India Ltd. (Personal Products)	43,870	284,409
Dalmia Bharat Ltd. (Construction Materials)	41,247	284,861
DLF Ltd. (Real Estate Management & Development)	135,921	262,904
Gail India Ltd. (Gas Utilities)	216,938	274,019
Guangzhou Baiyun International Airport Co. Ltd., Class A (Transportation Infrastructure)	135,945	299,093
HDFC Bank Ltd. (Banks)	35,338	466,895
ICICI Bank Ltd. (Banks)	153,252	766,520
IHH Healthcare Berhad (Health Care Providers & Services)	216,550	263,326
Indian Oil Corp. Ltd. (Oil, Gas & Consumable Fuels)	240,288	268,529
Industrial & Commerical Bank of China Ltd., H Shares (Banks)	587,000	394,055
Lemon Tree Hotels Ltd.* (Hotels, Restaurants & Leisure)	589,205	136,711
LG Chem Ltd. (Chemicals)	472	146,644
Li-Ning Co. Ltd. (Textiles, Apparel & Luxury Goods)	129,500	405,427
Meituan Dianping, Class B* (Internet & Direct Marketing Retail)	32,200	427,753
New Oriental Education & Technology Group, Inc. ADR* (Diversified Consumer Services)	2,238	285,703
Phu Nhuan Jewelry JSC (Textiles, Apparel & Luxury Goods)	121,800	295,818
Ping An Insurance (Group) Co. of China Ltd., H Shares (Insurance)	27,500	278,850
	Shares	Value
Reliance Industries Ltd. (Oil, Gas & Consumable Fuels)	32,222	$625,268
Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	15,959	555,822
Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	25,353	1,044,766
Samsung SDI Co. Ltd. (Electronic Equipment, Instruments & Components)	598	143,632
SBI Life Insurance Co. Ltd.* (Insurance)	56,225	537,489
Security Bank Corp. (Banks)	105,760	214,540
Shinhan Financial Group Co. Ltd. (Banks)	16,076	399,771
Singapore Telecommunications Ltd. (Diversified Telecommunication Services)	160,300	319,064
SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	5,034	342,572
Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	44,000	442,303
TAL Education Group ADR* (Diversified Consumer Services)	4,622	250,466
Tencent Holdings Ltd. (Interactive Media & Services)	31,200	1,655,301
Tencent Music Entertainment Group ADR* (Entertainment)	31,260	356,677
Titan Co. Ltd. (Textiles, Apparel & Luxury Goods)	18,290	235,644
Tonghua Dongbao Pharmaceutical Co. Ltd. (Pharmaceuticals)	170,373	302,511
Universal Robina Corp. (Food Products)	126,850	309,976
Vietnam Technological & Commercial Joint Stock Bank* (Banks)	358,820	263,433
Vipshop Holdings Ltd. ADR* (Internet & Direct Marketing Retail)	15,882	253,000
Voltas Ltd. (Construction & Engineering)	31,456	210,275
TOTAL COMMON STOCKS (Cost $18,689,311)		17,231,403
TOTAL INVESTMENTS (Cost $18,689,311) – 97.9%		17,231,403
Other Net Assets (Liabilities) – 2.1%		370,553
NET ASSETS – 100.0%		$17,601,956

*
Non-income producing security

ADR
American Depositary Receipt

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Asia Fund	April 30, 2020

The Asia Fund invested in the following industries as of April 30, 2020:
	Value	% of Net Assets
Banks	$2,505,214	14.1%
Biotechnology	130,076	0.7%
Chemicals	146,644	0.8%
Construction & Engineering	210,275	1.2%
Construction Materials	284,861	1.6%
Diversified Consumer Services	536,169	3.0%
Diversified Telecommunication Services	319,064	1.8%
Electronic Equipment, Instruments & Components	143,632	0.8%
Entertainment	356,677	2.0%
Food Products	309,976	1.8%
Gas Utilities	486,862	2.8%
Health Care Providers & Services	520,054	3.0%
Hotels, Restaurants & Leisure	136,711	0.8%
Insurance	1,073,035	6.2%
Interactive Media & Services	1,655,301	9.4%
Internet & Direct Marketing Retail	1,667,147	9.5%
Oil, Gas & Consumable Fuels	1,240,295	7.1%
Personal Products	284,409	1.6%
Pharmaceuticals	929,736	5.3%
Real Estate Management & Development	673,820	3.8%
Semiconductors & Semiconductor Equipment	784,875	4.4%
Technology Hardware, Storage & Peripherals	1,600,588	9.2%
Textiles, Apparel & Luxury Goods	936,889	5.3%
Transportation Infrastructure	299,093	1.7%
Other Net Assets	370,553	2.1%
Total	$17,601,956	100.0%
The Asia Fund invested in securities with exposure to the following countries as of April 30, 2020:
	Value	% of Net Assets
China	$6,371,804	36.1%
Hong Kong	1,118,332	6.4%
India	4,999,600	28.4%
Philippines	524,516	3.0%
Singapore	319,064	1.8%
South Korea	2,896,533	16.5%
Taiwan	442,303	2.5%
Vietnam	559,251	3.2%
Other Net Assets	370,553	2.1%
Total	$17,601,956	100.0%

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Emerging Markets Great Consumer Fund	April 30, 2020

	Shares	Value
Common Stocks (94.9%)
AIA Group Ltd. (Insurance)	313,600	$2,854,603
AL Rajhi Bank (Banks)	448,461	6,827,780
Alibaba Group Holding Ltd.* (Internet & Direct Marketing Retail)	1,693,900	42,926,351
Alibaba Health Information Technology Ltd.* (Health Care Technology)	7,982,000	19,173,055
Alsea SAB de CV* (Hotels, Restaurants & Leisure)	3,346,522	2,747,890
Apollo Hospitals Enterprise Ltd. (Health Care Providers & Services)	978,842	17,913,881
Asian Paints Ltd. (Chemicals)	732,557	17,043,392
Ayala Land, Inc. (Real Estate Management & Development)	9,308,705	5,693,119
Azul SA ADR* (Airlines)	368,250	3,520,470
Banco do Brasil SA (Banks)	670,675	3,494,744
Britannia Industries Ltd. (Food Products)	413,033	17,244,754
CCC SA (Textiles, Apparel & Luxury Goods)	265,360	3,316,360
CD Projekt SA (Entertainment)	41,900	3,613,602
China Feihe Ltd.* (Food Products)	5,805,000	12,034,603
China International Travel Service Corp. Ltd., Class A (Hotels, Restaurants & Leisure)	1,095,608	13,897,977
China Merchants Bank Co. Ltd. (Banks)	3,196,000	15,225,978
China Overseas Land & Investment Ltd. (Real Estate Management & Development)	4,794,000	17,280,112
Clicks Group Ltd. (Food & Staples Retailing)	241,100	3,002,930
CP All Public Co. Ltd. (Food & Staples Retailing)	4,134,100	9,002,218
Credicorp Ltd. (Banks)	30,163	4,494,890
Crompton Greaves Consumer Electricals (Household Durables)	928,318	2,737,367
Detsky Mir PJSC (Specialty Retail)	3,311,325	3,919,224
FirstRand Ltd. (Diversified Financial Services)	1,206,909	2,636,874
Foshan Haitian Flavouring & Food Co. Ltd., A Shares (Food Products)	784,146	13,529,127
Galaxy Entertainment Group Ltd. (Hotels, Restaurants & Leisure)	535,000	3,397,441
Grupo Financiero Banorte Sab de CV (Banks)	1,460,000	3,998,937
Haidilao International Holding Ltd. (Hotels, Restaurants & Leisure)	2,809,000	12,311,659
Halyk Savings Bank of Kazakhstan JSC GDR* (Banks)	370,000	3,330,000
HDFC Bank Ltd. (Banks)	1,651,131	21,815,193
Hindustan Unilever Ltd. (Household Products)	531,120	15,457,156
Jiangsu Hengrui Medicine Co. Ltd., Class A* (Pharmaceuticals)	999,375	13,026,452
KAZ Minerals PLC (Metals & Mining)	1,337,743	6,984,451
LG Household & Health Care Ltd. (Personal Products)	13,739	15,540,489
	Shares	Value
Li-Ning Co. Ltd. (Textiles, Apparel & Luxury Goods)	6,670,000	$20,881,849
Lojas Renner SA (Multiline Retail)	641,940	4,544,635
MercadoLibre, Inc.* (Internet & Direct Marketing Retail)	9,215	5,377,045
Mr. Price Group Ltd. (Specialty Retail)	385,747	2,692,892
Nestle India Ltd. (Food Products)	71,517	17,014,385
New Oriental Education & Technology Group, Inc. ADR* (Diversified Consumer Services)	224,795	28,697,330
Ping An Healthcare & Technology Co. Ltd.* (Health Care Technology)	535,600	7,378,409
Ping An Insurance (Group) Co. of China Ltd., H Shares (Insurance)	1,654,500	16,776,653
Prosus NV* (Internet & Direct Marketing Retail)	114,534	8,681,724
PT Bank Central Asia TBK (Banks)	10,294,300	17,949,926
Raia Drogasil SA (Food & Staples Retailing)	231,400	4,484,737
Rumo SA* (Road & Rail)	2,306,811	8,358,626
Sberbank of Russia PJSC ADR (Banks)	573,142	6,106,828
Shanghai International Airport Co. Ltd., Class A (Transportation Infrastructure)	2,362,475	23,322,695
Suzano SA* (Paper & Forest Products)	712,500	5,152,939
TAL Education Group ADR* (Diversified Consumer Services)	84,478	4,577,863
TCS Group Holdings PLC GDR (Banks)	423,149	5,881,771
Tencent Holdings Ltd. (Interactive Media & Services)	382,000	20,266,809
Vietnam Dairy Products JSC (Food Products)	1,082,136	4,572,796
Wal-Mart de Mexico Sab de CV (Food & Staples Retailing)	1,798,800	4,343,716
Yandex NV, Class A* (Interactive Media & Services)	163,201	6,165,734
TOTAL COMMON STOCKS (Cost $543,913,919)		563,222,441
Foreign Bond (0.0%)NM India (0.0%)NM
Britannia Industries Ltd., 8.00%, 8/28/22	11,930,100	167,262
TOTAL FOREIGN BOND (Cost $166,146)		167,262
TOTAL INVESTMENTS (Cost $544,080,065) – 94.9%		563,389,703
Other Net Assets (Liabilities) – 5.1%		30,143,603
NET ASSETS – 100.0%		$593,533,306

*
Non-income producing security

NM
Not meaningful, amount less than 0.05%

ADR
American Depositary Receipt

GDR
Global Depositary Receipt

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Emerging Markets Great Consumer Fund	April 30, 2020

The Emerging Markets Great Consumer Fund invested in the following industries as of April 30, 2020:
	Value	% of Net Assets
Airlines	$3,520,470	0.6%
Banks	89,126,047	15.1%
Chemicals	17,043,392	2.9%
Diversified Consumer Services	33,275,193	5.6%
Diversified Financial Services	2,636,874	0.4%
Entertainment	3,613,602	0.6%
Food & Staples Retailing	20,833,601	3.5%
Food Products	64,562,927	10.8%
Health Care Providers & Services	17,913,881	3.0%
Health Care Technology	26,551,464	4.3%
Hotels, Restaurants & Leisure	32,354,967	5.5%
Household Durables	2,737,367	0.5%
Household Products	15,457,156	2.6%
Insurance	19,631,256	3.3%
Interactive Media & Services	26,432,543	4.4%
Internet & Direct Marketing Retail	56,985,120	9.7%
Metals & Mining	6,984,451	1.2%
Multiline Retail	4,544,635	0.8%
Paper & Forest Products	5,152,939	0.9%
Personal Products	15,540,489	2.6%
Pharmaceuticals	13,026,452	2.2%
Real Estate Management & Development	22,973,231	3.9%
Road & Rail	8,358,626	1.3%
Specialty Retail	6,612,116	1.2%
Textiles, Apparel & Luxury Goods	24,198,209	4.1%
Transportation Infrastructure	23,322,695	3.9%
Other Net Assets	30,143,603	5.1%
Total	$593,533,306	100.0%
The Emerging Markets Great Consumer Fund invested in securities with exposure to the following countries as of April 30, 2020:
	Value	% of Net Assets
Argentina	$5,377,045	0.9%
Brazil	29,556,151	5.0%
China	244,853,755	41.2%
Cyprus	5,881,771	1.0%
Hong Kong	42,705,211	7.1%
India	109,393,390	18.3%
Indonesia	17,949,926	3.0%
Kazakstan	3,330,000	0.6%
Mexico	11,090,543	1.9%
Netherlands	8,681,724	1.5%
Peru	4,494,890	0.8%
Philippines	5,693,119	1.0%
Poland	6,929,962	1.2%
Russia	16,191,786	2.7%
Saudi Arabia	6,827,780	1.2%
South Africa	8,332,696	1.4%
South Korea	15,540,489	2.6%
Thailand	9,002,218	1.5%
United Kingdom	6,984,451	1.2%
Vietnam	4,572,796	0.8%
Other Net Assets	30,143,603	5.1%
Total	$593,533,306	100.0%

See accompanying notes to financial statements.

Mirae Asset Discovery Funds
Statements of Assets and Liabilities	April 30, 2020

	Emerging Markets Fund	Asia Fund	Emerging Markets Great Consumer Fund
Assets:
Investments, at value (Cost $55,242,879, $18,689,311 and $544,080,065)	$49,813,540	$17,231,403	$563,389,703
Foreign currency, at value (Cost $90,483, $39,316 and $3,664,888)	90,323	40,835	3,729,176
Cash	2,459,471	982,901	24,938,109
Dividends and interest receivable	63,918	9,782	942,204
Receivable for investments sold	267,175	170,460	2,886,720
Receivable for capital shares issued	3,700	—	8,527,097
Reclaims receivable	3,392	72,840	10,581
Receivable from Manager	—	2,682	—
Prepaid expenses	35,271	30,880	69,884
Total Assets	52,736,790	18,541,783	604,493,474
Liabilities:
Payable for investments purchased	443,648	312,778	7,928,107
Payable for capital shares redeemed	59,932	—	514,217
Payable to Manager	12,669	—	323,510
Deferred foreign taxes	—	—	2,003,767
Borrowings payable	1,000,000	600,000	—
Accrued expenses:
Administration	5,738	5,738	6,646
Distribution	1,829	1,747	18,781
Fund accounting	4,275	6,734	8,307
Transfer agent	6,184	3,589	53,913
Custodian	8,533	5,592	40,474
Legal and audit fees	2,351	1,597	25,363
Trustee	1,805	1,004	21,766
Other	1,445	1,048	15,317
Total Liabilities	1,548,409	939,827	10,960,168
Net Assets	$51,188,381	$17,601,956	$593,533,306
Net Assets consist of:
Paid in Capital	$65,956,002	$24,624,997	$562,338,217
Total distributable earnings/(loss)	(14,767,621)	(7,023,041)	31,195,089
Net Assets	$51,188,381	$17,601,956	$593,533,306
Net Assets:
Class A	$2,551,552	$1,487,922	$31,765,795
Class C	1,660,546	1,844,326	15,850,026
Class I	46,976,283	14,269,708	545,917,485
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value):
Class A	258,894	161,255	2,137,287
Class C	182,065	219,251	1,144,016
Class I	4,673,729	1,501,788	35,970,671
Net Asset Value (redemption price per share):
Class A	$9.86	$9.23	$14.86
Class C(a)	$9.12	$8.41	$13.85
Class I	$10.05	$9.50	$15.18
Maximum Sales Charge:
Class A	5.75%	5.75%	5.75%
Maximum Offering Price Per Share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent per share):
Class A	$10.46	$9.79	$15.77
Amounts shown as “—” are either $0 or round to $0.
(a)
Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

See accompanying notes to financial statements

Mirae Asset Discovery Funds
Statements of Operations	For the year ended April 30, 2020

	Emerging Markets Fund	Asia Fund	Emerging Markets Great Consumer Fund
Investment Income:
Dividend income	$1,315,530	$504,268	$6,029,511
Interest income	1,466	213	22,807
Foreign tax withholding	(138,116)	(29,087)	(387,024)
Total Investment Income	1,178,880	475,394	5,665,294
Expenses:
Manager fees	701,894	245,589	4,705,041
Administration fees	70,128	70,128	75,139
Distribution fees – Class A	7,072	5,383	78,585
Distribution fees – Class C	22,569	25,450	176,759
Fund accounting fees	66,791	60,456	98,424
Transfer agent fees	65,762	18,449	442,259
Custodian fees	90,734	28,747	332,014
Trustee fees	19,195	5,161	178,548
Legal and audit fees	25,001	8,213	208,063
State registration and filing fees	51,902	43,242	82,637
Line of credit fees	7,351	7,162	—
Other fees	31,867	11,232	198,712
Total Expenses before fee reductions	1,160,266	529,212	6,576,181
Waivers and/or reimbursements from the Manager	(290,813)	(175,374)	(831,534)
Fees voluntarily reduced by the Administrator	(27,086)	(26,995)	(27,086)
Total Net Expenses	842,367	326,843	5,717,561
Net Investment Income (Loss)	336,513	148,551	(52,267)
Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Transactions:
Net realized gains (losses) on investments	2,199,544	1,319,829	38,462,190
Net realized gains (losses) on foreign currency transactions	(217,155)	(86,310)	(848,339)
Foreign taxes on realized gains (losses)	(53,780)	(168)	(500,508)
Change in unrealized appreciation/depreciation on investments and foreign currency transactions	(11,607,602)	(4,529,309)	(40,898,610)
Net Change in foreign taxes on unrealized gains (losses)	9,763	—	(1,469,412)
Net Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Transactions	(9,669,230)	(3,295,958)	(5,254,679)
Change in Net Assets Resulting From Operations	$(9,332,717)	$(3,147,407)	$(5,306,946)
Amounts shown as “—” are either $0 or round to $0.
See accompanying notes to financial statements

Mirae Asset Discovery Funds
Statements of Changes in Net Assets

	Emerging Markets Fund		Asia Fund
	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2020	Year Ended April 30, 2019
From Investment Activities:
Operations:
Net investment income (loss)	$336,513	$179,511	$148,551	$116,640
Net realized gains (losses) on investments	2,199,544	(11,288,390)	1,319,829	(3,271,053)
Net realized gains (losses) on foreign currency transactions	(217,155)	(185,149)	(86,310)	(139,931)
Foreign taxes on realized gains	(53,780)	(689)	(168)	(17,562)
Change in unrealized appreciation/depreciation on investments, foreign currency transactions and foreign taxes	(11,597,839)	4,217,457	(4,529,309)	(3,294,905)
Change in net assets resulting from operations	(9,332,717)	(7,077,260)	(3,147,407)	(6,606,811)
Distributions to Shareholders:
Class A	—	(119,879)	(52)	(648,820)
Class C	—	(95,745)	—	(544,194)
Class I	—	(2,788,205)	(57,465)	(4,720,045)
Change in net assets from distributions	—	(3,003,829)	(57,517)	(5,913,059)
Change in net assets from capital transactions	(21,281,725)	18,828,085	(15,785,175)	(14,292,168)
Change in net assets	(30,614,442)	8,746,996	(18,990,099)	(26,812,038)
Net Assets:
Beginning of period	81,802,823	73,055,827	36,592,055	63,404,093
End of period	$51,188,381	$81,802,823	$17,601,956	$36,592,055
Capital Transactions:
Class A
Proceeds from shares issued	$845,227	$5,460,635	$537,428	$611,196
Dividends reinvested	—	103,971	51	634,818
Cost of shares redeemed	(710,284)	(6,277,299)	(1,693,657)	(3,279,279)
Class C
Proceeds from shares issued	267,745	1,341,817	2,287	140,829
Dividends reinvested	—	95,745	—	508,076
Cost of shares redeemed	(723,884)	(980,763)	(1,017,585)	(1,376,553)
Class I
Proceeds from shares issued	13,659,571	75,706,610	1,970,121	10,474,158
Dividends reinvested	—	1,664,769	54,563	4,405,638
Cost of shares redeemed	(34,620,100)	(58,287,400)	(15,638,383)	(26,411,051)
Change in net assets resulting from capital transactions	$(21,281,725)	$18,828,085	$(15,785,175)	$(14,292,168)
Share Transactions:
Class A
Issued	74,763	432,751	50,854	53,788
Reinvested	—	10,284	4	71,569
Redeemed	(64,942)	(565,484)	(163,141)	(306,086)
Class C
Issued	25,055	130,352	254	13,131
Reinvested	—	10,132	—	62,188
Redeemed	(70,303)	(87,503)	(111,606)	(136,110)
Class I
Issued	1,227,093	6,562,145	186,570	951,149
Reinvested	—	162,100	4,885	482,545
Redeemed	(3,010,593)	(5,198,066)	(1,546,584)	(2,300,752)
Change in shares	(1,818,927)	1,456,711	(1,578,764)	(1,108,578)
Amounts shown as “—” are either $0 or round to $0.
See accompanying notes to financial statements

Mirae Asset Discovery Funds
Statements of Changes in Net Assets

	Emerging Markets Great Consumer Fund
	Year Ended April 30, 2020	Year Ended April 30, 2019
From Investment Activities:
Operations:
Net investment income (loss)	$(52,267)	$(97,804)
Net realized gains (losses) on investments	38,462,190	(6,493,431)
Net realized gains (losses) on foreign currency transactions	(848,339)	(836,954)
Foreign taxes on realized gains	(500,508)	(88,431)
Change in unrealized appreciation/depreciation on investments, foreign currency transactions and foreign taxes	(42,368,022)	17,555,634
Change in net assets resulting from operations	(5,306,946)	10,039,014
Distributions to Shareholders:
Class A	(221,419)	—
Class C	(72,913)	—
Class I	(3,866,994)	—
Change in net assets from distributions	(4,161,326)	—
Change in net assets from capital transactions	220,291,396	91,496,624
Change in net assets	210,823,124	101,535,638
Net Assets:
Beginning of period	382,710,182	281,174,544
End of period	$593,533,306	$382,710,182
Capital Transactions:
Class A
Proceeds from shares issued	$14,573,281	$14,568,692
Dividends reinvested	212,988	—
Cost of shares redeemed	(10,036,599)	(31,427,088)
Class C
Proceeds from shares issued	3,160,477	6,098,819
Dividends reinvested	70,434	—
Cost of shares redeemed	(5,476,091)	(5,627,929)
Class I
Proceeds from shares issued	346,909,172	201,019,136
Dividends reinvested	3,256,151	—
Cost of shares redeemed	(132,378,417)	(93,135,006)
Change in net assets resulting from capital transactions	$220,291,396	$91,496,624
Share Transactions:
Class A
Issued	952,306	1,056,958
Reinvested	13,370	—
Redeemed	(669,677)	(2,248,329)
Class C
Issued	217,407	465,065
Reinvested	4,730	—
Redeemed	(395,768)	(443,901)
Class I
Issued	22,661,771	14,419,238
Reinvested	200,255	—
Redeemed	(8,831,368)	(6,853,247)
Change in shares	14,153,026	6,395,784
Amounts shown as “—“ are either $0 or round to $0.
See accompanying notes to financial statements

Mirae Asset Discovery Funds
Financial Highlights FOR THE PERIODS INDICATED	Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities			Distributions to Shareholders From					Ratios of Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains From Investments	Total Distributions	Net Asset Value, End of Period	Total Return (excludes sales charge)(b)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Net Assets, End of Period (000’s)	Portfolio Turnover(c)
Emerging Markets Fund
Class A
Year Ended April 30, 2020	$11.64	(0.02)	(1.76)	(1.78)	—	—	—	$9.86	(15.29)%	1.40%	(0.15)%	1.86%	$2,552	95%
Year Ended April 30, 2019	$13.16	0.02	(1.06)	(1.04)	—	(0.48)	(0.48)	$11.64	(7.31)%	1.43%(d)	0.18%	1.87%	$2,898	156%
Year Ended April 30, 2018	$10.80	(0.03)	2.39	2.36	—	—	—	$13.16	21.85%	1.50%	(0.22)%	2.08%	$4,889	72%
Year Ended April 30, 2017	$8.87	(0.03)	1.96	1.93	—	—	—	$10.80	21.76%	1.56%(e)	(0.31)%	6.81%	$408	111%
Year Ended April 30, 2016	$10.46	(0.05)	(1.54)	(1.59)	—	—	—	$8.87	(15.20)%	1.70%	(0.56)%	6.15%	$438	105%
Class C
Year Ended April 30, 2020	$10.85	(0.06)	(1.67)	(1.73)	—	—	—	$9.12	(15.94)%	2.15%	(0.53)%	2.60%	$1,661	95%
Year Ended April 30, 2019	$12.40	(0.08)	(0.99)	(1.07)	—	(0.48)	(0.48)	$10.85	(8.01)%	2.18%(d)	(0.78)%	2.69%	$2,466	156%
Year Ended April 30, 2018	$10.26	(0.11)	2.25	2.14	—	—	—	$12.40	20.86%	2.25%	(0.93)%	2.92%	$2,162	72%
Year Ended April 30, 2017	$8.49	(0.09)	1.86	1.77	—	—	—	$10.26	20.85%	2.32%(e)	(1.06)%	6.48%	$385	111%
Year Ended April 30, 2016	$10.10	(0.11)	(1.50)	(1.61)	—	—	—	$8.49	(15.94)%	2.45%	(1.30)%	6.30%	$1,355	105%
Class I
Year Ended April 30, 2020	$11.84	0.06	(1.85)	(1.79)	—	—	—	$10.05	(15.12)%	1.15%	0.54%	1.60%	$46,976	95%
Year Ended April 30, 2019	$13.39	0.03	(1.07)	(1.04)	(0.03)	(0.48)	(0.51)	$11.84	(7.14)%	1.18%(d)	0.27%	1.66%	$76,438	156%
Year Ended April 30, 2018	$10.96	—(f)	2.43	2.43	—	—	—	$13.39	22.17%	1.25%	0.03%	1.94%	$66,004	72%
Year Ended April 30, 2017	$8.98	0.02	1.96	1.98	—	—	—	$10.96	22.05%	1.32%(e)	0.18%	3.43%	$21,669	111%
Year Ended April 30, 2016	$10.57	(0.01)	(1.58)	(1.59)	—	—	—	$8.98	(15.04)%	1.45%	(0.14)%	3.59%	$4,709	105%
Asia Fund
Class A
Year Ended April 30, 2020	$10.40	0.04	(1.21)	(1.17)	—(f)	—	—(f)	$9.23	(11.25)%	1.40%	0.42%	2.19%	$1,488	87%
Year Ended April 30, 2019	$13.69	0.01	(1.53)	(1.52)	—	(1.77)	(1.77)	$10.40	(8.84)%	1.43%(d)	0.11%	2.02%	$2,844	129%
Year Ended April 30, 2018	$10.93	(0.05)	2.81	2.76	—	—	—	$13.69	25.25%	1.50%	(0.39)%	2.14%	$6,221	177%(g)
Year Ended April 30, 2017	$9.35	(0.02)	1.60	1.58	—	—	—	$10.93	16.90%	1.56%(e)	(0.19)%	4.66%	$398	113%
Year Ended April 30, 2016	$11.90	(0.06)	(1.94)	(1.99)	—	(0.56)	(0.56)	$9.35	(16.86)%	1.70%	(0.58)%	5.55%	$499	95%
Class C
Year Ended April 30, 2020	$9.55	(0.03)	(1.11)	(1.14)	—	—	—	$8.41	(11.94)%	2.15%	(0.31)%	2.94%	$1,844	87%
Year Ended April 30, 2019	$12.85	(0.07)	(1.46)	(1.53)	—	(1.77)	(1.77)	$9.55	(9.55)%	2.18%(d)	(0.67)%	2.76%	$3,157	129%
Year Ended April 30, 2018	$10.34	(0.15)	2.66	2.51	—	—	—	$12.85	24.27%	2.25%	(1.14)%	2.90%	$5,031	177%(g)
Year Ended April 30, 2017	$8.91	(0.09)	1.52	1.43	—	—	—	$10.34	16.05%	2.32%(e)	(0.97)%	6.12%	$387	113%
Year Ended April 30, 2016	$11.46	(0.12)	(1.87)	(1.99)	—	(0.56)	(0.56)	$8.91	(17.51)%	2.45%	(1.25)%	8.41%	$292	95%
Class I
Year Ended April 30, 2020	$10.71	0.07	(1.25)	(1.18)	(0.03)	—	(0.03)	$9.50	(11.06)%	1.15%	0.70%	1.94%	$14,270	87%
Year Ended April 30, 2019	$14.00	0.04	(1.56)	(1.52)	—	(1.77)	(1.77)	$10.71	(8.64)%	1.18%(d)	0.37%	1.75%	$30,591	129%
Year Ended April 30, 2018	$11.15	—(f)	2.85	2.85	—	—	—	$14.00	25.56%	1.25%	(0.03)%	2.02%	$52,152	177%(g)
Year Ended April 30, 2017	$9.52	—(f)	1.63	1.63	—	—	—	$11.15	17.12%	1.32%(e)	0.01%	2.27%	$12,922	113%
Year Ended April 30, 2016	$12.07	(0.04)	(1.96)	(1.99)	—	(0.56)	(0.56)	$9.52	(16.61)%	1.45%	(0.35)%	2.22%	$24,688	95%

(a)
Calculated using the average shares method.

(b)
Total Return reflects any fee waivers or reimbursements during the applicable period and would have been lower in their absence.

(c)
Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)
The net expense ratio shown for the period is the blended ratio of the current expense limitation in effect as of August 28, 2018 and the higher limit in effect prior to that date. See Note 3 in the Notes to Financial Statements.

(e)
The net expense ratio shown for the period is the blended ratio of the current expense limitation in effect as of August 28, 2016 and the higher limit in effect prior to that date.

(f)
Amount is less than $0.005.

(g)
Asia Fund acquired the net assets of another series of the Trust during the year ended April 30, 2018. This acquisition did not affect its portfolio turnover ratio.

See accompanying notes to financial statements

Mirae Asset Discovery Funds
Financial Highlights FOR THE PERIODS INDICATED	Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities			Distributions to Shareholders From					Ratios of Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains From Investments	Total Distributions	Net Asset Value, End of Period	Total Return (excludes sales charge)(b)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Net Assets, End of Period (000’s)	Portfolio Turnover(c)
Emerging Markets Great Consumer Fund
Class A
Year Ended April 30, 2020	$15.03	—(d)	(0.07)	(0.07)	(0.04)	(0.06)	(0.10)	$14.86	(0.50)%	1.40%	—%(d)	1.58%	$31,766	60%
Year Ended April 30, 2019	$14.89	—(d)	0.14	0.14	—	—	—	$15.03	0.94%	1.43%(e)	—%(d)	1.66%	$27,673	46%
Year Ended April 30, 2018	$11.82	(0.08)	3.15	3.07	—	—	—	$14.89	25.97%	1.50%	(0.53)%	1.78%	$45,145	52%
Year Ended April 30, 2017	$10.44	(0.06)	1.44	1.38	—	—	—	$11.82	13.22%	1.56%(f)	(0.51)%	2.05%	$15,047	55%
Year Ended April 30, 2016	$13.05	(0.07)	(2.54)	(2.61)	—	—	—	$10.44	(20.00)%	1.70%	(0.68)%	1.92%	$20,970	68%
Class C
Year Ended April 30, 2020	$14.08	(0.08)	(0.09)	(0.17)	—	(0.06)	(0.06)	$13.85	(1.24)%	2.15%	(0.59)%	2.33%	$15,850	60%
Year Ended April 30, 2019	$14.05	(0.12)	0.15	0.03	—	—	—	$14.08	0.21%	2.18%(e)	(0.93)%	2.41%	$18,556	46%
Year Ended April 30, 2018	$11.24	(0.16)	2.97	2.81	—	—	—	$14.05	25.00%	2.25%	(1.20)%	2.53%	$18,221	52%
Year Ended April 30, 2017	$10.00	(0.13)	1.37	1.24	—	—	—	$11.24	12.40%	2.32%(f)	(1.24)%	2.80%	$13,616	55%
Year Ended April 30, 2016	$12.60	(0.15)	(2.45)	(2.60)	—	—	—	$10.00	(20.63)%	2.45%	(1.44)%	2.67%	$20,246	68%
Class I
Year Ended April 30, 2020	$15.34	—(d)	(0.03)	(0.03)	(0.07)	(0.06)	(0.13)	$15.18	(0.23)%	1.15%	0.01%	1.33%	$545,917	60%
Year Ended April 30, 2019	$15.15	—(d)	0.19	0.19	—	—	—	$15.34	1.25%	1.18%(e)	0.03%	1.41%	$336,482	46%
Year Ended April 30, 2018	$12.00	(0.03)	3.18	3.15	—	—	—	$15.15	26.25%	1.25%	(0.23)%	1.53%	$217,808	52%
Year Ended April 30, 2017	$10.57	(0.03)	1.46	1.43	—	—	—	$12.00	13.53%	1.32%(f)	(0.25)%	1.73%	$116,917	55%
Year Ended April 30, 2016	$13.19	(0.05)	(2.57)	(2.62)	—	—	—	$10.57	(19.86)%	1.45%	(0.45)%	1.59%	$137,602	68%

(a)
Calculated using the average shares method.

(b)
Total Return reflects any fee waivers or reimbursements during the applicable period and would have been lower in their absence.

(c)
Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)
Amount is less than $0.005 or 0.005%.

(e)
The net expense ratio shown for the period is the blended ratio of the current expense limitation in effect as of August 28, 2018 and the higher limit in effect prior to that date. See Note 3 in the Notes to Financial Statements.

(f)
The net expense ratio shown for the period is the blended ratio of the current expense limitation in effect as of August 28, 2016 and the higher limit in effect prior to that date.

See accompanying notes to financial statements

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2020

1. Organization
Mirae Asset Discovery Funds (the “Trust”) is organized as a Delaware statutory trust pursuant to a Declaration of Trust dated April 7, 2010. The Trust is registered as an open-end investment company under the Investment Company Act of 1940 (the “1940 Act”). Currently, the Trust consists of five series. This report includes information about the following series of the Trust: Emerging Markets Fund, Asia Fund and Emerging Markets Great Consumer Fund. Each may be referred to individually as a “Fund” and collectively as the “Funds.” The Emerging Markets Fund, Asia Fund and Emerging Markets Great Consumer Fund have a fiscal year-end of April 30th.
Each Fund is classified as diversified under the 1940 Act. The Funds are authorized to issue an unlimited number of shares of beneficial interest of no par value. Each Fund offers three classes of shares: Class A Shares, Class C Shares, and Class I Shares. Class A, Class C and Class I Shares are identical except as to sales charges, distribution and other expenses borne by each class and voting rights on matters affecting a single class of Shares, and the exchange privilege of each class of shares. Class A Shares of the Funds have a maximum sales charge of 5.75% as a percentage of the offering price. Class C Shares of the Funds are offered without any front-end sales charge but will be subject to a maximum deferred sales charge of 1.00% if redeemed less than one year after purchase. Class C Shares that are no longer subject to a deferred sales charge may be converted to Class A Shares of the same Fund on the basis of relative net asset values. No sales charges are assessed with respect to Class I Shares of the Funds.
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnification. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, the Trust expects any risk of loss to be remote.
2. Significant Accounting Policies
The Funds are investment companies and accordingly follow accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services — Investments Companies”, as amended. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and income and expenses during the reporting period. Actual results could differ from these estimates.
Investment Valuation
The Funds record investments at fair value. Fair value is defined as the value that would be expected to be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.
Equity securities (e.g., preferred and common stocks), exchange-traded funds and rights listed on a national securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at their last sale price on the relevant exchange as of the close of regular trading on that exchange. All equity securities that are not traded on a listed exchange or automated quotation system are valued at the last sale price at the close of the U.S. market (i.e., usually the close of the regular trading on the New York Stock Exchange (“NYSE”)) on each day the NYSE is open for trading. On a day that a security does not trade, then the mean between the bid and the asked prices will be used as long as it continues to reflect the value of the security. In the event that market quotations are not readily available, or if the mean between the bid and the asked prices of a non-exchange listed security does not reflect the value of the security, “fair value” of the security will be determined in accordance with fair value procedures approved by the Board of Trustees of the Trust (the “Board”, and the members thereof, the “Trustees”).
Fixed-income securities are generally valued by using valuation methodologies from an independent pricing service. Such services typically utilize multiple sources in an effort to obtain market color, which includes but is not limited to, observed transactions, credit quality information, perceived market movements, news, and other relevant information. These sources become the building blocks for establishing an effective modeling application, otherwise known as “matrix pricing.” In the absence of available quotations, fixed income securities will be priced at fair value determined in accordance with fair value procedures approved by the Board.
Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries, market maker prices are used since they are the most representative of the daily trading activity. In the case of certain foreign exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price. Securities not traded on a particular day are valued at the mean between the last reported bid and asked quotes, or the last sale price where appropriate; otherwise fair value will be determined in accordance with fair value procedures approved by the Board.

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2020

The Funds may invest in American Depositary Receipts (“ADRs”) as well as other “hybrid” forms of depositary receipts, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). These depositary receipts are certificates evidencing ownership of shares of a foreign issuer, and serve as an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country.
Redeemable securities issued by open-end investment companies are valued at the last calculated net asset value, with the exception of securities issued by exchange-traded open-end investment companies, which are priced as equity securities as described above.
Securities for which market quotations are not readily available (including securities for which Mirae Asset Global Investments (USA) LLC (the “Manager”) determines that the closing market prices do not represent the securities’ current value because of an intervening “significant event”) will be valued at fair value pursuant to valuation procedures approved by the Board. Circumstances in which market quotations may not be readily available include, but are not limited to, when the security’s trading has been halted or suspended, when the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open, or a significant event with respect to a security or securities has occurred after the close of the market or exchange on which the security or securities principally trades and before the time the Fund calculates the net asset value. The Manager believes that foreign securities values may be affected by volatility that occurs in global markets on a trading day after the close of any given foreign securities markets. The fair valuation procedures, therefore, include a procedure whereby foreign securities prices may be “fair valued” by an independent pricing service or by the Manager’s Valuation Committee, in accordance with a valuation policy approved by the Board, to take those factors into account.
Each Fund uses fair value pricing to seek to ensure that such Fund’s net asset value reflects the value of its underlying portfolio securities. There can be no assurance, however, that a fair value used by a Fund on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities. A security’s valuation may differ depending on the method used for determining value. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s net asset value by short-term traders.
The valuation techniques described above maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:
■
Level 1 — quoted prices in active markets for identical assets

■
Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

■
Level 3 — significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.
Pursuant to the valuation procedures noted previously, equity securities, including foreign equity securities, are generally categorized as a Level 1 security in the fair value hierarchy, unless there is a fair valuation event, in which case affected securities are generally categorized as a Level 2 security.
A summary of the valuations as of April 30, 2020, based upon the three levels defined above, are identified below for each Fund.
	Level 1	Level 2	Level 3	Total Investments
Emerging Markets Fund
Common Stocks*	$18,939,227	$30,874,313	$—	$49,813,540
Total Investments	$18,939,227	$30,874,313	$—	$49,813,540
Asia Fund
Common Stocks*	$2,691,491	$14,539,912	$—	$17,231,403
Total Investments	$2,691,491	$14,539,912	$—	$17,231,403
Emerging Markets Great Consumer Fund
Common Stocks*	$166,783,822	$396,438,619	$—	$563,222,441
Foreign Bond	—	167,262	—	167,262
Total Investments	$166,783,822	$396,605,881	$—	$563,389,703

*
For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

For the year April 30, 2020, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2020

Foreign Currency Transactions
The accounting records of the Funds are maintained in U.S. dollars. Non-U.S. dollar denominated amounts are translated into U.S. dollars as follows, with the resultant exchange gains and losses recorded in the Statements of Operations:
i)
value of investment securities and other assets and liabilities at the exchange rate on the valuation date; and

ii)
purchases and sales of investment securities and income and expenses at the exchange rate prevailing on the respective date of such transactions.

The Funds do not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments.
Investment income from non-U.S. sources received by a Fund is generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties. Withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and each Fund intends to, if reasonable, undertake any procedural steps required to claim the benefits of such treaties. The Funds may be subject to foreign taxes on gains in investments or currency repatriation. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.
Investment Transactions and Related Income
Throughout the reporting period, investment transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premiums or accretion of discount based on effective yield. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Income and capital gains on some foreign securities may be subject to foreign withholdings taxes, which are accrued as applicable, and have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.
Allocations
Expenses directly attributable to a Fund are charged to that Fund, while expenses which are attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or another reasonable basis.
The investment income, expenses (other than class specific expenses charged to a class), realized and unrealized gains and losses on investments of a Fund are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.
Distributions to Shareholders
Each of the Funds intends to declare and distribute net investment income at least annually, if any, and distribute net realized capital gains, if any, annually.
The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net ordinary loss, distribution reclassification, certain gain/loss and certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences (e.g., wash sales, tax treatment of passive foreign investment companies (“PFICs”)) do not require a reclassification. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.
Federal Income Taxes
Each Fund intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. Each Fund intends to make timely distributions in order to avoid tax liability.
Management of the Funds has evaluated tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2020

a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Tax positions taken in previous tax years remain subject to examination by tax authorities (generally three years for federal income tax purposes). The determination has been made that there are no uncertain tax positions taken as of and during the year ended April 30, 2020, that would require the Funds to record a tax liability and, therefore, there is no impact to the Funds’ financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits, as income tax expense in the Statements of Operations as incurred. There is no income tax noted as due for the year ended April 30, 2020.
Recent Accounting Pronouncements
In March 2017, FASB issued Accounting Standards Update (“ASU”) No. 2017-08 (“ASU 2017-08”), “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities”. ASU 2017-08 changed the amortization period for non-contingently callable debt securities held at a premium. Specifically, it required the premium to be amortized to the earliest call date. ASU 2017-08 does not require an accounting change for securities held at a discount, which continues to accrete to maturity. The Funds adopted ASU 2017-08 on a modified retrospective basis as of May 1, 2019. The adoption of ASU 2017-08 did not have a significant impact on the amortized cost of investments as of May 1, 2019, and had no impact on beginning net assets, the current period results from operations, or any prior period information presented in the financial statements.
In August 2018, FASB issued ASU No. 2018-13 (“ASU 2018-13”), “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement”. This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. In addition, the amendments clarify that materiality is an appropriate consideration when evaluating disclosure requirements. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU 2018-13. The Fund has early adopted ASU 2018-13 which eliminated and modified disclosures with the financial statements prepared as of April 30, 2020.
3. Transactions with Affiliates and other Servicing Arrangements
The Trust, on behalf of each Fund, has entered into an Investment Management Agreement between the Manager and the Trust (the “Investment Management Agreement”). Under this agreement, each Fund pays the Manager a fee, accrued daily and payable monthly at an annualized rate of the average daily net assets of each Fund as listed below:
Emerging Markets Fund	0.99%
Asia Fund	0.95%
Emerging Markets Great Consumer Fund	0.99%
The Manager, with respect to each of the Funds, has entered into a sub-management agreement with Mirae Asset Global Investments (Hong Kong) Ltd. (“Mirae Asset Hong Kong” or the “Sub-Manager”) to manage all or a portion of the investments of each Fund. The Funds do not compensate the Sub-Manager. The Manager compensates the Sub-Manager from its Manager fees under the terms of the sub-management agreement. Such fees are payable monthly at an annualized rate of the average daily net assets of each Fund as listed below:
Emerging Markets Fund	12.5% of the total monthly investment management fee plus an additional 25% of those fees derived from assets managed by the Sub-Manager
Asia Fund	50% of the total monthly investment management fee
Emerging Markets Great Consumer Fund	12.5% of the total monthly investment management fee plus an additional 25% of those fees derived from assets managed by the Sub-Manager
The Sub-Manager has agreed to waive a portion of the sub-management fees otherwise payable by the Manager, up to a maximum of $300,000 annually.
The Manager has contractually agreed to waive advisory expenses and otherwise reimburse expenses of the Funds in order to limit the annual operating expenses (excluding interest expense, taxes, brokerage commissions, acquired fund fees, and expenses and certain other Fund expenses) through August 31, 2020 as follows:
	Class A	Class C	Class I
Emerging Markets Fund	1.40%	2.15%	1.15%
Asia Fund	1.40%	2.15%	1.15%
Emerging Markets Great Consumer Fund	1.40%	2.15%	1.15%
Waivers and reimbursements under this agreement are accrued daily and paid monthly.

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2020

Additionally, pursuant to the expense limitation agreement, each Fund has agreed to repay amounts waived or reimbursed by the Manager with respect to such Fund for a period of up to three fiscal years after such waiver or reimbursement was made. Such repayments are subject to approval by the Board, and are permissible to the extent such repayments would not cause the expenses of a Fund to exceed the limits described above. As of April 30, 2020, the repayments that may potentially be made by the Funds are as follows:
	Expires 4/30/21	Expires 4/30/22	Expires 4/30/23	Total
Emerging Markets Fund	$241,525	$323,715	$290,813	$856,053
Asia Fund	242,174	219,657	175,374	637,205
Emerging Markets Great Consumer Fund	564,223	628,729	831,534	2,024,486
Citi Fund Services Ohio, Inc. (“Citi”), a wholly owned subsidiary of Citibank, N.A., serves as the Trust’s administrator and fund accounting agent and receives fees for such services in accordance with a master services agreement with the Trust, on behalf of the Funds. Citi voluntarily waived a portion of its fees during the year ended April 30, 2020 as indicated on each Fund’s Statement of Operations under the caption “Fees voluntarily reduced by the Administrator.” Each Fund’s ratio of net expenses to average net assets was unaffected by these voluntary waivers due to contractual expense limit described above.
FIS Investor Services LLC (“FIS”) serves as transfer agent for the Funds under a transfer agency agreement and receives fees for its services.
Citi also receives fees for certain additional services and reimbursement for out-of-pocket expenses. Citibank, N.A. serves as custodian for the Funds. For its services as custodian, the Funds pay Citibank, N.A. a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges. Such percentages vary by the jurisdiction in which the assets are held.
The Funds have an uncommitted $15,000,000 demand line of credit facility with Citibank, N.A., expiring August 1, 2020. Borrowings under this facility bear interest at rates determined at the time of such borrowings, if any.
The average loans for the days outstanding and average interest rate for each Fund during the year ended April 30, 2020, were as follows:
	Amount Outstanding at April 30, 2020	Average Borrowings*	Days Outstanding	Average Rate	Maximum Borrowings During the Year
Emerging Markets Fund	$1,000,000	$1,326,162	99	1.85%	$5,500,000
Asia Fund	600,000	439,024	232	2.79%	4,000,000

*
For the year ended April 30, 2020, based on the number of days borrowings were outstanding.

Interest charged under this facility during the year ended April 30, 2020 are identified as line of credit fees on the accompanying Statements of Operations.
Funds Distributor, LLC (the “Distributor”) serves as the distributor of each Fund. The Trust, on behalf of each Fund, has adopted plans with respect to Class A and Class C Shares that allow each Fund to pay distribution fees for marketing, distribution and sale of those share classes under Rule 12b-1 of the 1940 Act, and shareholder servicing fees for certain services provided to its shareholders. Class A Shares pay a 12b-1 fee at an annual rate of 0.25% of average daily net assets. Class C Shares pay a 12b-1 fee at an annual rate of 1.00% of average daily net assets. The Distributor may use up to 0.25% for shareholder servicing of Class C Shares and up to 0.75% may be used for distribution of Class C Shares. The distributor received commissions from the sale of Class A and Class C Shares of the Funds during the year ended April 30, 2020 as follows:
	Class A	Class C
Emerging Markets Fund	$262	$—
Emerging Markets Great Consumer Fund	16,075	—
The distributor received contingent deferred sales charges from shareholder redemptions during the year ended April 30, 2020 as follows:
Amount
Emerging Markets Fund	$278
Asia Fund	11
Emerging Markets Great Consumer Fund	1,281

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2020

For the year ended April 30, 2020, the brokerage commissions paid by each Fund to broker/dealers affiliated with the Manager on the execution of each Fund’s purchases and sales of portfolio investments were as follows:
	Name of Affiliate Broker/Dealer	Aggregate Amount of Brokerage Commissions Paid to Affiliate
Emerging Markets Fund	Mirae Asset Securities (Hong Kong) Ltd.	$9,071
Asia Fund	Mirae Asset Securities (Hong Kong) Ltd.	3,526
Emerging Markets Great Consumer Fund	Mirae Asset Securities (Hong Kong) Ltd.	49.698
Certain officers and a Trustee of the Trust are officers of the Manager or Citi and receive no compensation from the Funds for such services.
4. Securities Transactions
The cost of security purchases and the proceeds from the sale of securities (excluding securities maturing less than one year from acquisition) during the year ended April 30, 2020 were as follows:
	Purchases	Sales
Emerging Markets Fund	$63,558,204	$80,869,627
Asia Fund	21,140,715	36,395,707
Emerging Markets Great Consumer Fund	474,716,367	274,734,249
5. Investment Risks
Asset Allocation Risk
Each Fund’s ability to achieve its investment objective will depend, in part on the investment manager’s ability to select the best asset allocation of assets across the various developed and emerging markets. This is a risk that the manager’s evaluations and assumptions may be incorrect in view of actual market condition.
Credit Risk
The issuer of a fixed income security or the counterparty to a contract, such as swaps or other derivatives, may become unable or unwilling to meet its financial obligations. Various market participants, such as rating agencies or pricing services, also may affect the security by downgrading the credit of the issuer of the security, which may decrease the value.
Concentration Risk
Concentration risk results from maintaining exposure to a limited number of issuers, industries, market sectors, countries or geographical regions. A fund that concentrates its investments will be more susceptible to risks associated with that concentration and will be more sensitive to adverse impact from credit risk relating to such issuers than a fund that is more diversified. Funds that focus their investments in particular countries or geographic regions may be particularly susceptible to economic, political or regulatory events affecting those countries or regions. These Funds may be more volatile than a more geographically diversified fund. The Schedules of Portfolio Investments provide information on each Fund’s holdings, including industry and/or geographical composition, as relevant.
Emerging Markets Risks
The risks of foreign investments are typically greater in less developed countries. Risks of investment in developing or emerging economies and markets include (i) less social, political, and economic stability; (ii) the smaller size of the securities markets and the lower volume of trading, which may result in a lack of liquidity and in great price volatility; (iii) certain national policies that may restrict the Funds’ investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests, or expropriation or confiscation of assets or property, which could result in the Funds’ loss of their entire investment in that market; (iv) less developed legal and regulatory structures governing private or foreign investment or allowing for judicial redress for injury to private property; (v) inaccurate, incomplete or misleading financial information on companies in which the Funds invest; (vi) securities of companies may trade at prices not consistent with traditional valuation measures; (vii) limitations on foreign ownership, which may impact the price of a security purchased or held by the Funds; and (viii) higher levels of inflation, deflation or currency devaluation relative to more developed markets.
Equity Securities Risk
Equity securities include common and preferred stocks. Stock markets are volatile. The value of equity securities is affected by changes in a company’s financial condition and overall market and economic conditions. Preferred stock may be subject to optional or mandatory redemption provisions.

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2020

Fixed Income Securities Risk
Bonds tend to experience smaller fluctuations in value than equity securities. However, investors in any bond fund should anticipate fluctuations in price, especially for longer term issues and in environments of rising interest rates.
Foreign Securities Risk
Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; imposition of additional taxes; trading, settlement, custodial and other operational risks; and risk arising from the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.
Growth Investing Risk
Investments in growth-focused companies may be more volatile than other stocks or the market as a whole. Growth-focused companies may be in early stages of business development or have smaller market capitalizations causing their securities to be more sensitive to economic downturns in the broader market. The price of securities issued by growth-focused companies may be more sensitive to the companies’ current or expected earnings.
Market Disruption and Geopolitical Risk
Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, natural and environmental disasters, systemic market dislocations, public health crises and related geopolitical events have led, and in the future may lead, to increased market volatility, which may disrupt U.S. and world economies and markets and may have significant adverse direct or indirect effects on the value of a Fund and its investments.
6. Federal Income Tax Information
At April 30, 2020, the Funds had net capital loss carryforwards (“CLCFs”) for federal income tax purposes which are available to reduce the future capital gain distributions to its shareholders.
During the year ended April 30, 2020, the following Funds utilized CLCFs to offset realized capital gains:
Amount
Emerging Markets Fund	$1,027,573
Asia Fund	1,109,229
Emerging Markets Great Consumer Fund	16,857,433
CLCFs originating in the current tax year and not subject to expiration are as follows:
	Short-Term Amount	Long-Term Amount	Total
Emerging Markets Fund	$6,202,785	$494,327	$6,697,112
Asia Fund	4,981,454	—	4,981,454
Under current tax law, capital losses and net investment losses realized after October 31 and December 31, respectively, of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds’ deferred losses are as follows:
	Post October Loss Deferred	Late Year Ordinary Loss Deferred	Total
Emerging Markets Great Consumer Fund	$—	$584,222	$584,222
As of April 30, 2020, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments as indicated:
	Total Distributable Earnings/(Loss)	Paid in Capital
Emerging Markets Greater Consumer Fund	(1)	1

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2020

The tax character of distributions paid to shareholders during the tax year ended April 30, 2020 were as follows:
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions
Asia Fund	$57,517	$—	$57,517
Emerging Markets Great Consumer Fund	2,225,037	1,936,289	4,161,326
The tax character of distributions paid to shareholders during the tax year ended April 30, 2019 were as follows:
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions
Emerging Markets Fund	$2,006,359	$997,470	$3,003,829
Asia Fund	806,479	5,106,580	5,913,059
As of April 30, 2020, the components of accumulated earnings (deficit) on a tax basis were as follows:
	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
Emerging Markets Fund	$817,306	$—	$817,306	$(6,697,112)	$(8,887,815)	$(14,767,621)
Asia Fund	62,073	—	62,073	(4,981,454)	(2,103,660)	(7,023,041)
Emerging Markets Great Consumer Fund	—	18,977,937	18,977,937	(584,222)	12,801,374	31,195,089

(a)
The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

At April 30, 2020, the tax cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:
	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Emerging Markets Fund	$58,699,943	$2,499,719	$(11,386,122)	$(8,886,403)
Asia Fund	19,328,403	905,377	(3,002,377)	(2,097,000)
Emerging Markets Great Consumer Fund	548,634,219	56,537,216	(41,781,732)	14,755,484
7. Control Ownership and Principal Holders
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumptions of control of the Fund, under section 2(a)(9) of the 1940 Act. As of April 30, 2020, the Funds have individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), and representing ownership as follows:
Beneficial Ownership
Emerging Markets Fund	59%
Asia Fund	64%
Emerging Markets Great Consumer Fund	32%
8. Subsequent Events
Management evaluated subsequent events through the date these financial statements were issued and concluded no such events require recognition or disclosure in these financials statements, except as follows:
Effective May 14, 2020, the terms of the sub-management agreement were amended. Fees payable from the Manager to the Sub-Manager are unchanged for Asia Fund. Fees payable from the Manager to the Sub-Manager for Emerging Markets Fund and Emerging

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2020

Markets Great Consumer Fund are equal to 35% of the monthly investment management fees derived from assets managed by the Sub-Manager. The former waiver of a portion of such fees has been eliminated. Payments under the amended agreement continue to be remitted monthly, and compensation to the Sub-Manager remains the responsibility of the Manager. The Funds will not compensate the Sub-Manager.
On May 18, 2020, the Board approved a recommendation from the Manager to close the Asia Fund with a liquidating distribution to all shareholders expected to occur on or about July 17, 2020. The Mirae Asset Discovery Funds Emerging Markets VIT Fund, which is not included in these financial statements, was also approved for closure on May 18, 2020 and subsequently liquidated on June 4, 2020.

Mirae Asset Discovery Funds
April 30, 2020

Report of Independent Registered Public Account Firm
To the Shareholders and Board of Trustees of
Mirae Asset Discovery Funds
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Mirae Asset Discovery Funds, comprising Emerging Markets Fund, Asia Fund and Emerging Markets Great Consumer Fund (the “Funds”) as of April 30, 2020, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the three years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
The Funds’ financial highlights for the years ended April 30, 2017, and prior, were audited by other auditors whose report dated June 26, 2017, expressed an unqualified opinion on the financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the Funds’ auditor since 2017.
COHEN & COMPANY, LTD.
Cleveland, Ohio
June 25, 2020

Mirae Asset Discovery Funds
Supplemental Information (unaudited)	April 30, 2020

Additional Federal Income Tax Information
For the year ended April 30, 2020, the following Funds paid qualified dividend income for purposes of reduced individual federal tax rates of:
Amount
Emerging Markets Fund	100.00%
Asia Fund	100.00%
Emerging Markets Great Consumer Fund	100.00%
For corporate shareholders the percentage of the total ordinary income dividends paid during the fiscal year ended April 30, 2020, qualify for the corporate dividends received deductions for the following Funds:
Amount
Emerging Markets Fund	13.62%
Asia Fund	12.04%
For the fiscal year ended April 30, 2020, the following Funds designated long-term capital gain distributions in the following amounts:
Emerging Markets Great Consumer Fund	$1,936,289
The following Funds earned foreign source income and paid foreign taxes during the fiscal year ended April 30, 2020 which may be passed through to shareholders:
	Foreign Source Income	Foreign Tax Expense
Emerging Markets Fund	$2,141,352	$191,896
Asia Fund	502,171	29,256
Emerging Markets Great Consumer Fund	10,381,620	887,532
Any foreign taxes passed through are subject to change and will only affect those persons who are shareholders on the dividend record date in 2020. These shareholders will receive more detailed information along with their 2020 Form 1099-DIV.

Mirae Asset Discovery Funds
Trustees and Officers (unaudited)	April 30, 2020

Board of Trustees:
Name and Year of Birth*	Positions(s) Held with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held
Independent Trustees:
Enrique R. Arzac (1941)	Trustee and Chairman of the Audit Committee	2010 to present	Professor of Finance and Economics at the Graduate School of Business, Columbia University since 1971 (Professor Emeritus since 2015).	4	Director of Adams Diversified Equity Fund; Director of Adams Natural Resources Fund; Director of Credit Suisse Asset Management Funds (investment companies) from 1990 to 2017; Director of Aberdeen Asset Management-advised Funds (investment companies) from 2009-2018; Director of Credit Suisse Next Investors, LLC (private investment company); Director of Credit Suisse Park View BDC, Inc. (private business development company) from 2015 to 2017; Director of ETF Securities USA LLC (investment company) since April 2018.
Keith M. Schappert (1951)	Trustee, Chairman of the Board and Chairman of the Nominating and Governance Committee	Trustee (2010 to present); Chairman of the Board (January 2019 to present)	President of Schappert Consulting LLC (investment industry consulting) since 2008.	4
Director of The Commonfund (investment management); Director of Calamos Asset
Management, Inc. (investment management) from August 2012 to March 2017; Director of the Angel Oak Funds Trust (investment management); Director of Metropolitan Series Fund, Inc. from August 2009 to June 2015 (investment management); Director of Met
Investors Series Trust from April 2012 to June 2015 (investment management).

Laurence R. Smith^ (1958)	Trustee	January 2020 to present	Chairman, CEO, CIO and Founder, Third Wave Global Investors (investment management) (2004 – present); CIO and Board Member, Horton Point (financial technology) (2017 – present).	4	Director, First Eagle BDC, LLC. (private business development company) since 2019.
Interested Trustee:
Joon Hyuk Heo, CFA (1974)	Trustee	December 2019 to present	Chief Executive Officer of Mirae Asset Global Investments (USA) LLC since December 2019, and Head of Global Fixed Income Investments since May 2011.	4	None

Mirae Asset Discovery Funds
Trustees and Officers (unaudited)	April 30, 2020

Officers:
Name and Year of Birth*	Positions(s) Held with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Joon Hyuk Heo, CFA (1974)	President	December 2019 to present	Chief Executive Officer of Mirae Asset Global Investments (USA) LLC since December 2019, and Head of Global Fixed Income Investments since May 2011.
Robert Shea (1966)	Vice President Secretary	August 2016 to Present March 2013 to August 2016	Chief Marketing Officer of Mirae Asset Global Investments (USA) LLC since January 2018, Chief Operating Officer from March 2013 to January 2018 and Head of Finance and Operations from July 2009 to March 2013; Chief Financial Officer of Horizons ETFs Management (US) LLC from February 2017 to March 2019; Director and Executive Vice President of Horizons ETFs Management (USA) LLC from October 2012 to February 2017.
Thomas N. Calabria (1968)	Secretary Chief Compliance Officer	August 2016 to present February 2017 to Present	Chief Compliance Officer of Mirae Asset Global Investments LLC since May 2014 and Horizons ETFs Management (US) LLC from February 2017 to March 2019; Chief Compliance Officer of Horizons ETFs Management (USA) LLC from May 2014 to February 2017.
Joel Engle (1965)	Treasurer	2010 to present	Senior Vice President of Citi Fund Services Ohio, Inc. since December 2007.

*
The business address of each Trustee and Officer is 625 Madison Avenue, 3rd Floor, New York, NY 10022.

^
Laurence R. Smith replaced John F. McNamara, who retired effective December 31, 2019.

The Funds’ Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free (888) 335-3417 or at http://investments.miraeasset.us.

Mirae Asset Discovery Funds

To Make Investments
Regular Mail:
Mirae Asset Discovery Funds
P.O. Box 183165
Columbus, Ohio 43218-3165

Express, Registered or
Certified Mail:
Mirae Asset Discovery Funds
4249 Easton Way, Ste. 400
Columbus, Ohio 43219
Phone Number:
1-888-335-3417

This report is submitted for the general information of the shareholders of the Mirae Asset Discovery Funds (the “Trust”). It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus. To receive the most recent month end performance information for each Fund, visit www.miraeasset.com.
A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-888-335-3417; and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how each Fund (or the Funds) voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request, by calling 1-888-335-3417, and on the Trust’s website at http://investments.miraeasset.us.
The Trust files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Funds in this report are available, free of charge, on the Commission’s website at sec.gov.
Mirae Asset Discovery Funds are distributed by Funds Distributor, LLC.
04/20

Item 2.   Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 13 (a)(1).

(b)	During the period covered by the report, with respect to the Registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.   Audit Committee Financial Expert.

3(a)(1)	The Registrant’s board of directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2)	The audit committee financial expert is Enrique R. Arzac, who is “independent” for purposes of this Item 3 of Form N-CSR. Mr. Arzac was appointed to the board effective 2010.

Item 4. Principal Accountant Fees and Services.

For the fiscal years ended April 30, 2019 and through April 30, 2020 the aggregate fees billed by Cohen & Company, Ltd. for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year for the Registrant are shown in the tables below.

(a)	Audit Fees:

2019	$37,500
2020	$37,500

Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:

2019	$0
2020	$0

(c)	Tax Fees:

2019	$10,500
2020	$10,500

Represents the aggregate tax fee billed for professional services rendered by Cohen & Company, Ltd. for tax compliance, tax advice and tax planning. Such tax services included the review of income and excise tax returns for the Registrant. Tax fees for 2019 and 2020 are for recurring fees for the preparation of the federal and state tax returns and procedures performed relating to the Registrant’s analysis of complex securities.

(d)	All Other Fees:

2019	$0
2020	$0

For the fiscal years ended April 30, 2019 and April 30, 2020, there were no fees billed for professional services rendered by Cohen & Company, Ltd. to the Registrant, other than the services reported in (a) through (c) of this item.

(e)(1)	Except as permitted by Rule 2-01 (c)(7)(i)(c) of Regulation S-X, the Mirae Asset Discovery Funds’ Audit Committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the Funds. Prior to the commencement of any audit or non-audit services to a Fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2)	None of the services summarized in (b)-(d) above, were approved by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(c) of Regulation S-X.

(f)	Not applicable

(g)	For the fiscal years ended April 30, 2019 and April 30, 2020, the Aggregate non-audit fees billed by Cohen & Company, Ltd. for services rendered to the Registrant and the Advisers and any entity controlling, controlled by, or under common control with the Advisers that provided ongoing services to the Registrant were $XX and $XX, respectively.

(h)	Not applicable

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a)	Included as part of report to stockholders under Item 1.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)	The Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached hereto.

(a)(2)	Separate certifications by the Registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	A certification by the Registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Mirae Asset Discovery Funds

By (Signature and Title)	/s/ Joon Hyuk Heo
Joon Hyuk Heo, President and Principal Executive Officer

Date	June 19, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Joon Hyuk Heo
Joon Hyuk Heo, President and Principal Executive Officer

Date	June 19, 2020

By (Signature and Title)	/s/ Joel B. Engle
Joel B. Engle, Treasurer and Principal Financial and Accounting Officer

Date	June 19, 2020